EXHIBIT 10.1

NOTE PURCHASE AGREEMENT

AMONG

TRACE TECHNOLOGIES, LLC,
as the Company,

GABRIEL TECHNOLOGIES CORPORATION,
as the Assignor,

and

THE PURCHASERS PARTY HERETO

Dated as of September 2, 2011

i

Section 9.	Representations and Warranties of the Loan Parties.	30
9.1	Organization.	30
9.2	Authorization of Agreement, Etc.	30
9.3	No Conflicts.	31
9.4	Approvals.	31
9.5	Authorization of Shares.	31
9.6	Orders.	31
9.7	Subsidiaries.	31
9.8	Use of Proceeds.	32

Section 10.	Purchaser Representations.	32

Section 11.	Affirmative Covenants.	34
11.1	Maintenance of Existence.	34
11.2	Books and Records; Inspection Rights.	34
11.3	Compliance with Laws.	35
11.4	Notice of Default.	35
11.5	Information Requests.	35

Section 12.	Negative Covenants.	35
12.1	Merger, Consolidation, etc.	35
12.2	Limitation on Formation and Acquisition of Subsidiaries.	35
12.3	Liens.	35

Section 13.	Events of Default; Remedies.	36

Section 14.	Parties in Interest; Assignment of Notes.	37

Section 15.	Entire Agreement.	37

Section 16.	Severability.	37

Section 17.	Survival.	37

Section 18.	Notices.	37

Section 19.	Amendments.	38

ANNEX I	Initial Secured Purchasers

ANNEX II	April 2009 Purchasers

ANNEX III	August 2009 Purchasers

ANNEX IV	January 2010 Purchasers

ANNEX V	February 2010 Purchasers

ANNEX V-A	Multi-Phase Investors

ANNEX VI	2007/2008 Purchasers

Schedule 6.2(a)	Payments to be Made at Closing

Schedule 8.1(a)	Additional Creditors

Schedule 9.3	Conflicts

Schedule 9.7	Subsidiaries

Schedule 11.3	Compliance with Laws

EXHIBIT A-1	Form of Secured Note

EXHIBIT A-2	Form of NW Secured Note

EXHIBIT B-1	Form of Replacement April 2009 Note

EXHIBIT B-2	Form of Replacement August 2009 Note

EXHIBIT B-3	Form of Replacement January 2010 Note

EXHIBIT B-4	Form of Replacement February 2010 Note

EXHIBIT C-1	Form of Replacement 2007/2008 Note

EXHIBIT C-2	Form of Replacement Bardsley Note

EXHIBIT D	Form of Replacement Warrant

EXHIBIT E	Form of UCC1 Financing Statement

EXHIBIT F	Form of Purchaser Accession Agreement

EXHIBIT G	Form of Additional Purchaser Accession Agreement

EXHIBIT H	Accredited Investor Questionnaire

EXHIBIT I	Form of Lost Note Affidavit

NOTE PURCHASE AGREEMENT, dated as of September 2, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among (i) TRACE TECHNOLOGIES, LLC, a Nevada limited liability company (the “Company”), (ii) GABRIEL TECHNOLOGIES CORPORATION, a Delaware corporation (“Gabriel” or the “Assignor”), (iii) the parties identified on Annex I hereto, (iv) the parties identified on Annex II hereto (the “April 2009 Purchasers”), (v) the parties identified on Annex III hereto (the “August 2009 Purchasers”), (vi) the parties identified on Annex IV hereto (the “January 2010 Purchasers”), (vii) the parties identified on Annex V hereto (the “February 2010 Purchasers”, and together with the April 2009 Purchasers, the August 2009 Purchasers and the January 2010 Purchasers, collectively, the “2009/2010 Purchasers”), (viii) the parties identified on Annex VI hereto (the “2007/2008 Purchasers”), (ix) the Bond Guarantors (as hereinafter defined), (x) the parties identified on Schedule 8.1(a) hereto (the “Additional Creditors”), (xi) North Water Intellectual Property Fund L.P. 3A, a limited partnership organized and existing under the laws of Delaware (“NW,” and together with the Secured Purchasers, the 2007/2008 Purchasers and the 2009/2010 Purchasers (each, as hereinafter defined), collectively, the “Purchasers,” the Purchasers, the Bond Guarantors and the Additional Creditors being referred to herein, collectively, as the “Creditors”), and (xii) Hughes Hubbard & Reed LLP (“HHR”).

RECITALS

WHEREAS, on various dates in 2007 and 2008, Gabriel issued promissory notes in the aggregate principal amount of $4,548,958.16 to the 2007/2008 Purchasers (the “Original 2007/2008 Notes”);

WHEREAS, in connection with the exercise by Craig Bardsley and Dawn Berkvam (solely in their capacities as the holder of the Original Bardsley Note or the Replacement Bardsley Note, collectively, “Bardsley”) of warrants for 1,851,042 shares of common stock of Gabriel (the “Bardsley Warrants”) at a price of $0.40 per share, Bardsley and Gabriel previously agreed to replace certain Original 2007/2008 Notes in the aggregate principal amount of $3,702,084.00 issued to Bardsley with an Amended and Restated Promissory Note dated February 12, 2009 in the principal amount of $2,961,667.20 (the “Original Bardsley Note”), which amount is equal to $3,702,084.00 less the aggregate cost to Bardsley to exercise the Bardsley Warrants;

WHEREAS, on February 28, 2007, Gabriel issued a promissory note in the aggregate principal amount of $350,000 to Kelly Fegen (the “Original Fegen Note”);

WHEREAS, Gabriel and the April 2009 Purchasers are parties to that certain Promissory Note Purchase Agreement, dated as of April 24, 2009 (the “April 2009 Note Purchase Agreement”), pursuant to which promissory notes in the aggregate principal amount of $1,000,000 were issued to the April 2009 Purchasers (the “Original April 2009 Notes”);

WHEREAS, Gabriel and the August 2009 Purchasers are parties to that certain Promissory Note Purchase Agreement, dated as of August 21, 2009 (the “August 2009 Note Purchase Agreement”), pursuant to which promissory notes in the aggregate principal amount of $300,000 were issued to the August 2009 Purchasers (the “Original August 2009 Notes”);

WHEREAS, Gabriel and the January 2010 Purchasers are parties to that certain Promissory Note Purchase Agreement, dated as of January 23, 2010 (the “January 2010 Note Purchase Agreement”), pursuant to which promissory notes in the aggregate principal amount of $499,999.66 were issued to the January 2010 Purchasers (the “Original January 2010 Notes”);

WHEREAS, Gabriel and the February 2010 Purchasers are parties to either (i) that certain Promissory Note Purchase Agreement, dated as of February 23, 2010, or (ii) that certain Promissory Note Purchase Agreement, dated as of March 8, 2010 (as amended prior to the date hereof, collectively, the “February 2010 Note Purchase Agreements”), pursuant to which (i) promissory notes in the aggregate principal amount of $1,437,500 have been issued to the February 2010 Purchasers (the “Original February 2010 Notes”) and (ii) certain of the February 2010 Purchasers have committed to purchase additional Original February 2010 Notes in aggregate amount of up to $1,062,500;

WHEREAS, the Board of Managers of the Company agreed at a board meeting held on March 25, 2010 to pay to David B. Clark (“Clark”) a fee of $250,000, which fee was determined to be fair to the Company from a financial point of view in an independent fairness opinion issued to the Board of Managers of the Company by Marshall & Stevens Inc. (the “Clark Guaranty Fee”), in exchange for a guarantee by Clark to pay up to $2,500,000 of additional Litigation Expenses that may be incurred by the Company and Gabriel (including, without limitation, costs and expenses incurred by counsel to the Company and Gabriel) in connection with the Qualcomm Dispute in the event that the Closing under this Agreement is not consummated (the “Clark Guaranty”);

WHEREAS, the Company is a wholly-owned Subsidiary of Gabriel;

WHEREAS, in consideration of (among other things) the Assignor’s agreement to assign all of its right, title and interest in and to any and all proceeds of an IP Event (as hereinafter defined) to the Company and the Company’s agreement to apply and distribute such proceeds pursuant to Section 8.1 hereof, the Assignor desires to transfer and assign to the Company, and the Company desires to acquire and assume, all rights, duties and obligations of the Assignor under the Original Note Purchase Agreements (as hereinafter defined) and the Original Notes (as hereinafter defined) (collectively, the “Assigned Agreements”), on the terms and conditions hereinafter set forth;

WHEREAS, the Assignor desires to be discharged from the performance of its obligations enumerated in the Assigned Agreements;

WHEREAS, each 2007/2008 Purchaser and 2009/2010 Purchaser and Bardsley is willing to release the Assignor from the Assignor’s obligations enumerated in the Assigned Agreements, in each case, applicable to such 2007/2008 Purchaser or 2009/2010 Purchaser or Bardsley, and to consent to the Assignee assuming such obligations, on the terms and conditions hereinafter set forth, it being understood and agreed by the parties hereto that this Agreement, the 2007/2008 Notes, the 2009/2010 Notes and the Replacement Bardsley Note shall supersede in their entirety, and shall constitute a novation of, the Original Note Purchase Agreements and the Original Notes;

WHEREAS, contemporaneously with the assignment from the Assignor to the Company of the Assigned Agreements and subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to (i) each of the April 2009 Purchasers, and each April 2009 Purchaser desires to purchase from the Company, Replacement April 2009 Notes in the respective principal amount set forth opposite the name of such April 2009 Purchaser in Annex II hereto, (ii) each of the August 2009 Purchasers, and each August 2009 Purchaser desires to purchase from the Company, Replacement August 2009 Notes in the respective principal amount set forth opposite the name of such April 2009 Purchaser in Annex III hereto, (iii) each of the January 2010 Purchasers, and each January 2010 Purchaser desires to purchase from the Company, Replacement January 2010 Notes in the respective principal amount set forth opposite the name of such January 2010 Purchaser in Annex IV hereto, (iv) each of the February 2010 Purchasers, and each February 2010 Purchaser desires to purchase from the Company, Replacement February 2010 Notes in the respective principal amount set forth opposite the name of such February 2010 Purchaser in Annex V hereto, and (v) each of the 2007/2008 Purchasers, and each 2007/2008 Purchaser desires to purchase from the Company, Replacement 2007/2008 Notes in the respective principal amount set forth opposite the name of such 2007/2008 Purchaser in Annex VI hereto;

WHEREAS, contemporaneously with the assignment from the Assignor to the Company of the Assigned Agreements and subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to each of the Secured Purchasers identified on Annex I hereto, and each Secured Purchaser identified on Annex I hereto desires to purchase from the Company, Secured Notes (the “Initial Secured Notes”) in the respective principal amount set forth opposite the name of such Secured Purchaser in Annex I hereto;

WHEREAS, contemporaneously with the assignment from the Assignor to the Company of the Assigned Agreements and subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to NW, and NW desires to purchase from the Company, the NW Secured Note (as hereinafter defined) in the maximum principal amount of up to $3,100,000, with payments of the purchase price of the NW Secured Note as provided in Section 5.1(b) hereof to be used by the Company solely (i) to pay up to $1,500,000 of the costs and expenses required to be paid by the Company or Gabriel in connection with the Qualcomm Dispute (as hereinafter defined) (including, without limitation, courts costs, expert witness fees and costs, travel and lodging costs, telephone charges, copying charges and other customary costs and disbursements incurred in connection with litigating the Qualcomm Dispute, including, without limitation, any of the foregoing incurred by HHR (as hereinafter defined) prior to or after the date hereof), but, for clarity, excluding any Administrative Expenses (the “NW Funded Litigation Expenses”), (ii) to repurchase interests in the IP Event Proceeds that have been assigned or otherwise transferred by Gabriel or the Company to HHR (provided, that the portion of such payments that may be used for such purpose shall not exceed $1,000,000), (iii) to pay, or to reimburse the Company and Gabriel for, $500,000 of certain Administrative Expenses (as hereinafter defined) incurred prior to the date hereof in connection with the Qualcomm Dispute, including, without limitation, reasonable legal fees payable to HHR in connection with the preparation and negotiation of this Agreement, the other Financing Documents, and any other documents relating to all proposed and/or consummated financings of Litigation Expenses (including, without limitation, any such financing transactions proposed prior to the date hereof, whether or not such transactions were consummated or became effective), and (iv) to pay up to $100,000 of NW’s travel and due diligence costs incurred in connection with the transactions contemplated by this Agreement; and

WHEREAS, after the Closing and subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell Additional Notes (as hereinafter defined), with the proceeds from the issuance of the Additional Notes to be used solely to pay Litigation Expenses and/or Administrative Expenses of the Company or Gabriel.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                      Definitions.  As used in this Agreement, the following terms shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Accredited Investor Questionnaire” has the meaning assigned to such term in Section 10(m) hereof.

“Additional Benefits” means (i) with respect to an April 2009 Purchaser, the amount set forth in Section 1(ii) of the Replacement April 2009 Note(s) issued to such April 2009 Purchaser, (ii) with respect to an August 2009 Purchaser, the amount set forth in Section 1(ii) of the Replacement August 2009 Note(s) issued to such August 2009 Purchaser, (iii) with respect to a January 2010 Purchaser, “Additional Benefits” as such term is defined in the Replacement January 2010 Notes, and (iv) with respect to a February 2010 Purchaser, “Additional Benefits” as such term is defined in the Replacement February 2010 Notes.

“Additional Creditors” has the meaning assigned to such term in the preamble hereto.

“Additional Investors” means any Person that acquires from the Company a portion of the IP Event Proceeds or Net IP Event Proceeds after the date hereof and, in connection therewith, does not purchase an Additional Note.

“Additional Notes” means any unsecured promissory notes issued by the Company after the date hereof in accordance with Section 4.3 hereof, in form and substance satisfactory to the Company.  For clarity, the Lien of the Secured Parties granted hereunder shall not extend to any Obligations of the Company under any Additional Notes that may be purchased by a Secured Party.

“Additional Purchaser Accession Agreement” has the meaning assigned to such term in Section 4.3(b) hereof.

“Administrative Expenses” means the costs and expenses required to be paid by the Company, Gabriel or any of their respective officers or directors in connection with administering the Company or Gabriel, including, without limitation, insurance, employee wages and benefits, attorney’s fees, taxes, and any other general and administrative costs and expenses of the Company or Gabriel.

“Affiliate” means, at any time, with respect to any Person (including, without limitation, the Company), any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person.

“April 2009 Note Purchase Agreement” has the meaning assigned to such term in the Recitals hereto.

“April 2009 Purchasers” has the meaning assigned to such term in the preamble hereto and, for the avoidance of doubt, shall include Kelly Fegen.

“Assigned Agreements” has the meaning assigned to such term in the Recitals hereto.

“Assignor” has the meaning assigned to such term in the preamble hereto.

“August 2009 Note Purchase Agreement”  has the meaning assigned to such term in the Recitals hereto.

“August 2009 Purchasers” has the meaning assigned to such term in the preamble hereto.

“Bardsley” has the meaning assigned to such term in the Recitals hereto.

“Bardsley Warrants” has the meaning assigned to such term in the Recitals hereto.

“Bond Collateral Guaranty Agreement” means that certain Bond Collateral Guaranty Agreement, dated as of March 31, 2011, by and among Gabriel, the Company and the Bond Guarantors.

“Bond Guarantors” means the individuals who provided cash collateral or other credit support required to obtain and post a bond in the aggregate amount of $800,000 in the Qualcomm Dispute pursuant to the terms of the Bond Collateral Guaranty Agreement.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized by law to be closed.

“Closing” has the meaning assigned to such term in Section 6.1 hereof.

“Clark” has the meaning assigned to such term in the Recitals hereto.

“Clark Guaranty” has the meaning assigned to such term in the Recitals hereto.

“Clark Guaranty Fee” has the meaning assigned to such term in the Recitals hereto.

“Collateral” has the meaning assigned to such term in Section 7.1 hereof.

“Commitment Notice” has the meaning assigned to such term in Section 4.3(b) hereof.

“Company” has the meaning assigned to such term in the preamble hereto.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.  The terms “Controlling” and “Controlled” shall have correlative meanings.

“Creditors” has the meaning assigned to such term in the preamble hereto.

“Default” means an event that, with the giving of notice or lapse of time or both, would constitute an Event of Default.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Event of Default” has the meaning assigned to such term in Section 13(a) hereof.

“Event of Reversion” has the meaning assigned to such term in Section 5.2(b) hereof.

“February 2010 Note Purchase Agreements” has the meaning assigned to such term in the preamble hereto.

“February 2010 Purchasers” has the meaning assigned to such term in the preamble hereto.

“Financing Documents” means this Agreement, the Notes and any other document or certificate executed by any Loan Party or any other provider of credit support in respect of the Notes, for the benefit of any Purchaser in connection with this Agreement or any other Financing Document.

“Gabriel” has the meaning set forth in the preamble hereto.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“HHR” has the meaning assigned to such term in the preamble hereto.

“HHR Fees” means all attorneys’ fees and expenses (including, but not limited to, Litigation Expenses) payable to HHR in connection with HHR’s representation of the Loan Parties in the Qualcomm Dispute, including, but not limited to, an amount equal to 35.0% of the IP Event Proceeds, provided, that the parties hereto acknowledge and agree that, pursuant to the terms of Gabriel’s and the Company’s engagement of HHR and subject to the restrictions on the use of the proceeds of the issuance of the Secured Notes and the NW Secured Note set forth in the Recitals to this Agreement, the Company may pay an amount of up to $1,000,000 (or such higher amount as HHR may, in its sole discretion, agree in writing from time to time) of such proceeds to HHR in exchange for HHR’s percentage interest in the IP Event Proceeds being reduced by 0.000005% for each dollar paid to HHR by the Company (such that, after HHR has received $1,000,000 of the proceeds of the Secured Notes and/or NW Secured Note, HHR’s percentage interest in the IP Event Proceeds will have been reduced to 30.0% thereof).

“HHR IP Interest Holder” means any Person to whom the Company sells, issues, assigns or otherwise transfers percentage interests in the IP Event Proceeds after the date hereof, which percentage interests shall have been repurchased by the Company from HHR, but shall not include any percentage interests in the IP Event Proceeds repurchased by the Company from HHR using the proceeds of any Secured Note or the NW Secured Note as set forth in the definition of “HHR Fees” contained in this Section 1.

“IP Event” means the recovery and/or receipt by Gabriel, the Company or any of their respective Subsidiaries of any amount paid by or on behalf of any Person, defendant or third party, or the amount of other value received, including the present fair market value of any business/non-monetary consideration, which amounts relate directly or indirectly to the Qualcomm Dispute, regardless of whether such payments are made in cash, stock, by payment or assumption of liabilities of Gabriel or the Company, or otherwise, and regardless of whether such payment is styled as an amount paid in settlement, a royalty, a licensing fee, a purchase price for the sale or transfer of stock or assets of Gabriel or the Company or any of their respective Subsidiaries, merger consideration or otherwise.

“IP Event Proceeds” means the aggregate amount of the proceeds or other consideration received by any Loan Party with respect to an IP Event.

“IP Interest” means, subject to the terms and conditions of the applicable February 2010 Note, the right of a February 2010 Purchaser to receive eight tenths of one percent (0.80%) of the Net Profit (as such term is defined in the February 2010 Notes) from an IP Event.

“Issuance Effective Date” has the meaning assigned to such term in Section 4.3(a) hereof.

“January 2010 Note Purchase Agreement” has the meaning assigned to such term in the Recitals hereto.

“January 2010 Purchasers” has the meaning assigned to such term in the preamble hereto.

“Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation, option, proxy, or other priority or preferential arrangement of any kind or nature whatsoever.

“Litigation Expenses” means the costs and expenses required to be paid by the Company, Gabriel or any of their respective officers or directors in connection with litigating the Qualcomm Dispute, including, without limitation, courts costs, transcript costs, eDiscovery costs, expert witness fees and costs, travel and lodging costs, telephone charges, copying charges and other customary costs and disbursements incurred in connection with such litigation (including, without limitation, the HHR Fees), including the reasonable travel and lodging expenses of George Tingo incurred in connection with the Qualcomm Dispute.

“Loan Party” means each of the Company and Gabriel.

“Lost Note Affidavit” means a lost note affidavit and indemnity, in the form of Exhibit I attached hereto, delivered to the Company pursuant to the terms of this Agreement.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Loan Parties, taken as a whole, (b) the ability of the Loan Parties, taken as a whole, to perform their respective obligations under the Financing Documents or (c) the validity or enforceability of any of the Financing Documents.

“Maturity Date” means October 11, 2020.

“Multi-Phase Investor” means each February 2010 Purchaser set forth on Annex V-A.

“Net IP Event Proceeds” shall mean all proceeds of an IP Event received by the Company or Gabriel less all Litigation Expenses.

“Notes” means, collectively, (i) the Secured Notes, the NW Secured Note, the 2007/2008 Notes, the 2009/2010 Notes and the Replacement Bardsley Note, in each case issued to the applicable Purchasers pursuant to the terms of this Agreement, and (ii) any Additional Note issued after the date hereof by the Company.

“Notice of Issuance” has the meaning assigned to such term in Section 4.3(a) hereof.

“NW” has the meaning set forth in the preamble hereto.

“NW Funded Litigation Expenses” has the meaning assigned to such term in the Recitals hereto.

“NW Secured Note” means a promissory note, in substantially the form of Exhibit A-2 attached hereto, issued to NW pursuant to the terms of this Agreement in the maximum principal amount of $3,100,000.

“Obligations” means, collectively, (a) all principal of and interest, if any, on the Notes, (b) in respect of the Replacement February 2010 Notes, the amount of any IP Interests payable thereunder, (c) the aggregate amount of the IP Event Proceeds or Net IP Event Proceeds, as applicable, payable by any Loan Party to the Additional Creditors (as set forth in Schedule 8.1(a) hereto), and (d) all other monetary obligations of any Loan Party to the Purchasers under the Notes and the other Financing Documents, including, without limitation, obligations to pay fees, costs, expenses and indemnification payments, whether primary, secondary, direct, contingent, fixed or otherwise.

“Offeree” (i) with respect to Additional Notes, has the meaning assigned to such term in Section 4.3(b) hereof and (ii) with respect to any purchase of a Replacement February 2010 Note pursuant to Section 5.2(b)(iii) hereof, any Person that has been approached by the Company to purchase such Replacement February 2010 Note(s).

“Orders” has the meaning assigned to such term in Section 9.6 hereof.

“Original Notes” means, collectively, the Original Bardsley Note, the Original Fegen Note, the Original 2007/2008 Notes, the Original April 2009 Notes, the Original August 2009 Notes, the Original January 2010 Notes and the Original February 2010 Notes.

“Original Note Purchase Agreements” means, collectively, the April 2009 Note Purchase Agreement, the August 2009 Note Purchase Agreement, the January 2010 Note Purchase Agreement and the February 2010 Note Purchase Agreements.

“Original April 2009 Notes” has the meaning assigned to such term in the Recitals hereto.

“Original August 2009 Notes” has the meaning assigned to such term in the Recitals hereto.

“Original Bardsley Note” has the meaning assigned to such term in the Recitals hereto.

“Original February 2010 Notes” has the meaning assigned to such term in the Recitals hereto.

“Original Fegen Note” has the meaning assigned to such term in the Recitals hereto.

“Original January 2010 Notes” has the meaning assigned to such term in the Recitals hereto.

“Original 2007/2008 Notes” has the meaning assigned to such term in the Recitals hereto.

“Original Warrants” means each of the warrants of Gabriel issued to the 2007/2008 Purchasers in connection with, and at the time of, the issuance of the Original 2007/2008 Notes.

“Person” means any individual, corporation, trust, business trust, joint venture, joint stock company, association, company, limited liability company, partnership, Governmental Authority or other entity of whatever nature.

“Principal” means, in respect of any Note, the initial principal amount thereof as set forth in the first paragraph of such Note (and defined as “Principal” therein).

“Priority Litigation Expense Providers” means, collectively, each Person that agrees, pursuant to an agreement in form and substance satisfactory to the Company, to fund any and all Litigation Expenses in excess of the NW Funded Litigation Expenses, not to exceed $1,000,000 in the aggregate.

“Pro Rata Share” means, (i) with respect to a 2009/2010 Purchaser, a percentage determined by dividing the amount of the 2009/2010 Obligations payable by the Company to such 2009/2010 Purchaser by the sum of (A) the aggregate amount of all outstanding 2009/2010 Obligations plus (B) the aggregate amount of the IP Event Proceeds payable by any Loan Party to the Additional Creditors (as set forth in Schedule 8.1(a) hereto), and (ii) with respect to an Additional Creditor, a percentage determined by dividing the amount of the IP Event Proceeds payable by any Loan Party to such Additional Creditor (as set forth in Schedule 8.1(a) hereto) by the sum of (A) the aggregate amount of all outstanding 2009/2010 Obligations plus (B) the aggregate amount of the IP Event Proceeds payable by any Loan Party to the Additional Creditors (as set forth in Schedule 8.1(a) hereto).

“Purchasers” has the meaning assigned to such term in the preamble hereto, and shall include Bardsley and any Person who hereafter becomes a “Purchaser” pursuant to a Purchaser Accession Agreement or a Secured Purchaser Accession Agreement (it being understood and agreed that until any Person listed in the Annexes hereto becomes a party to this Agreement, such Person shall be deemed not to constitute a Purchaser for any purpose hereunder).

“Purchaser Accession Agreement” has the meaning assigned to such term in Section 4.2(a) hereof.

“Qualcomm Dispute” means, without limitation, all claims asserted by Gabriel and the Company in Civil Action No. 3:08-CV- I 992 pending in the United States District Court for the Southern District of California, San Diego Division, including any successor claim or any claim related thereto, derived therefrom or arising thereunder commenced or continued in any jurisdiction.

“Released Matters” has the meaning assigned to such term in Section 3(b) hereof.

“Released Party” has the meaning assigned to such term in Section 3(a) hereof.

“Releasors” has the meaning assigned to such term in Section 3(a) hereof.

“Replacement April 2009 Note” means a promissory note, in substantially the form of Exhibit B-1 attached hereto, issued to a April 2009 Purchaser pursuant to the terms of this Agreement in the principal amount set forth opposite such April 2009 Purchaser’s name on Annex II.

“Replacement August 2009 Note” means a promissory note, in substantially the form of Exhibit B-2 attached hereto, issued to a August 2009 Purchaser pursuant to the terms of this Agreement in the principal amount set forth opposite such August 2009 Purchaser’s name on Annex III.

“Replacement Bardsley Note” means a promissory note, in substantially the form of Exhibit C-2 attached hereto, issued to Bardsley pursuant to the terms of this Agreement in the principal amount of $2,961,667.20.

“Replacement February 2010 Note” means a promissory note, in substantially the form of Exhibit B-4 attached hereto, issued to a February 2010 Purchaser pursuant to the terms of this Agreement (i) in the case of a February 2010 Purchaser that is not a Multi-Phase Investor, in the principal amount set forth opposite such February 2010 Purchaser’s name on Annex V and, (ii) in the case of a Multi-Phase Investor, set forth opposite such Multi-Phase Investor’s name on Annex V-A and (x) in the case of Replacement February 2010 Note to be issued at the Closing,  under the column titled “Principal Amount of Initial Notes” and (y) in the case of a Replacement February Note issued on a Successive Closing, under the applicable column therefor.

“Replacement January 2010 Note” means a promissory note, in substantially the form of Exhibit B-3 attached hereto, issued to a January 2010 Purchaser pursuant to the terms of this Agreement in the principal amount set forth opposite such January 2010 Purchaser’s name on Annex IV.

“Replacement 2007/2008 Note” or “2007/2008 Note” means a promissory note, in substantially the form of Exhibit C-1 attached hereto, issued to a 2007/2008 Purchaser pursuant to the terms of this Agreement in the principal amount set forth opposite such 2007/2008 Purchaser’s name on Annex VI.

“Replacement Warrant” means, with respect to a 2007/2008 Purchaser, a warrant, in substantially the form of Exhibit D hereto, for the purchase of the number of shares of common stock of Gabriel set forth opposite the name of such 2007/2008 Purchaser in Annex VI.

“Repurchased HHR IP Interest” means the percentage interests in the IP Event Proceeds repurchased by the Company from HHR using the proceeds of the NW Secured Note and/or any Secured Note as set forth in the definition of “HHR Fees” contained in this Section 1.

“Required Holders” means, at any time, the holders of greater than 50% of the aggregate principal amount of the Notes at the time outstanding.

“Second Closing” has the meaning assigned to such term in Section 5.2(d) hereof.

“Secured Note” means a promissory note, in substantially the form of Exhibit A-1 attached hereto, issued to a Secured Purchaser pursuant to the terms of this Agreement in the principal amount set forth (i) opposite such Secured Purchaser’s name on Annex I or (ii) in the Commitment Notice delivered by such Secured Purchaser pursuant to Section 4.3(b) hereof, as the case may be.

“Secured Parties” means, collectively, the Secured Purchasers, NW and the Priority Litigation Expense Providers.

“Secured Purchasers” means, collectively, the parties identified on Annex I hereto.

“Securities” means, in respect of any Loan Party, (i) limited liability membership interests, common stock or other equity interests (as the case may be) of such Loan Party and (ii) any securities convertible into limited liability membership interests, common stock or other equity interests (as the case may be) of such Loan Party.

“Securities Act” has the meaning assigned to such term in Section 6(a) hereof.

“Senior Financial Officer” means the chief executive officer, chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person Controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding.

“Successive Closing” and “Successive Closings” have the meaning assigned to such terms in Section 5.2(d) hereof.

“Third Closing” has the meaning assigned to such term in Section 5.2(d) hereof.

“Total Investment Amount” means the amount set forth opposite a Multi-Phase Investors name on Annex V-A and under the column “Total Investment Amount.”

“2007/2008 Purchasers” has the meaning assigned to such term in the preamble hereto.

“2009/2010 Notes” means, collectively, the Replacement April 2009 Notes, the Replacement August 2009 Notes, the Replacement January 2010 Notes and the Replacement February 2010 Notes.

“2009/2010 Obligations” means, with respect to a 2009/2010 Purchaser, all sums payable by the Company with respect to Additional Benefits under the Replacement 2009/2010 Note(s) issued to such 2009/2010 Purchaser.

“2009/2010 Purchasers” has the meaning assigned to such term in the preamble hereto.

“UCC” means, with respect to the Company, the Uniform Commercial Code of the State of Nevada and, with respect to Gabriel, the Uniform Commercial Code of the State of Delaware, together, in each case, any other applicable law of any state or states, which has jurisdiction with respect to all, or any portion of, the Collateral, from time to time.

“UCC1 Financing Statement” has the meaning assigned to such term in Section 6.2(b)(ii) hereof.

“Unfunded Closing” has the meaning assigned to such term in Section 5.2(d) hereof.

“Whittle Settlement” has the meaning assigned to such term in the Replacement January 2010 Notes.

Section 2.                      Assignment and Assumption; Novation.

(a)           Subject to subsection (b) below, (i) the Assignor sells, transfers, assigns, conveys, grants and sets over to the Company, its successors and assigns forever, all of the Assignor’s rights, title and interest as of such date in and to all and any of the Assignor’s rights and obligations under, pursuant to and arising out of each of the Assigned Agreements, as fully and entirely as the same would have been held and enjoyed by the Assignor as if this assignment had not been made, (ii) the Company accepts, assumes, takes over and succeeds to all of the Assignor’s rights, title and interest as of such date in and to all and any of the Assignor’s rights and obligations under, pursuant to and arising out of each of the Assigned Agreements, (iii) the Company covenants and agrees to discharge, perform and comply with, and to be bound by, all of the terms, conditions, provisions, obligations, covenants and duties of the Assignor in connection with all and any of the Assignor’s rights and obligations under, pursuant to and arising out of each of the Assigned Agreements, as the same may have been amended from time to time prior to the date of this Agreement, as if the Company were an original party thereto, and (iv) the Company covenants and agrees to indemnify, defend and hold harmless Gabriel from and against any and all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, orders, damages, dues, penalties, fines, costs, amounts paid in settlement, taxes, liens, losses, expenses and fees, including court costs and attorney’s fees and expenses, sustained or incurred by Gabriel relating to, arising out of, resulting from, or otherwise by virtue of the Assigned Agreements.

(b)           The Loan Parties and each of the 2007/2008 Purchasers and 2009/2010 Purchasers and Bardsley hereby agree that this Agreement shall constitute a novation of the obligations of Gabriel under the Assigned Agreements.  Accordingly, all of the rights, duties and obligations of the Assignor under the Assigned Agreements are hereby released and extinguished.  The 2007/2008 Purchasers, the 2009/2010 Purchasers and Bardsley (i) recognize the Company as Gabriel’s successor in interest in and to all of Gabriel’s rights, duties and obligations in, to and under the Assigned Agreements, (ii) acknowledge and agree that this Agreement, the 2007/2008 Notes, the 2009/2010 Notes and the Replacement Bardsley Note supersede the Assigned Agreements in their entirety and (iii) agree that, effective as of the date such Purchaser becomes a party hereto, the Assigned Agreements relating to such Purchaser shall be deemed terminated, discharged and of no further force or effect.

(c)           As additional consideration for the Company’s assumption of all of the Assignor’s obligations under, pursuant to and arising out of each of the Assigned Agreements, the Assignor hereby assigns to the Company all of the Assignor’s right, title and interest in and to all IP Event Proceeds and agrees that, in the event the Assignor shall receive any IP Event Proceeds, it shall promptly (and in any event within two (2) Business Days after receipt thereof) pay and deliver such IP Event Proceeds to the Company for application pursuant to Section 8.1 hereof.

Section 3.                      Release.

(a)           Each of the 2007/2008 Purchasers, the 2009/2010 Purchasers and Bardsley (collectively, the “Releasors”) (i) releases and discharges Gabriel, the Company and their respective current and former officers, directors, shareholders, members, agents, advisors, representatives, employees, attorneys, successors and Affiliates (each, a “Released Party”) from any and all claims in law or in equity, demands, actions, causes of action, obligations, Liens, contracts, damages, liabilities, losses, costs or expenses of every nature and kind whatsoever, whether known or unknown, suspected or unsuspected, which any of the Releasors has ever had up to and including the date of this Agreement, in each case, (A) based on any misrepresentation, false statement of fact or fraud by a Released Party in connection with the Assigned Agreements or the Original Warrants, or (B) based on the reliance of a Releasor on any written or oral representations, warranties or statements made by a Released Party or any representative thereof in connection with the Assigned Agreements or the Original Warrants (including, without limitation, any representations, warranties or statements related to the Qualcomm Dispute, any likelihood of success by any Loan Party with respect thereto, and any likelihood of the occurrence of an IP Event), (ii) waives any defaults or events of default that have occurred and are continuing under any of the Assigned Agreements or the Original Warrants, and  (iii) consents to the assignment by the Assignor to the Company of the Assignor’s rights and obligations under, pursuant to and arising out of each of the Assigned Agreements.

(b)           The Releasors’ release under this Agreement includes, but is not limited to, claims for declaratory relief, injunctive relief, violation of public policy, breach of any express or implied contract, breach of any implied covenant, fraud, intentional or negligent misrepresentation, or any other claims known or unknown relating to, arising out of, or based on the matters set forth in clauses (A) and (B) of Section 3(a) hereof.  The matters that are the subject of the release and discharge referred to in this Agreement, as described above, shall be referred to as the “Released Matters”.

(c)           Each of the Releasors represents and warrants that no portion of any of the Released Matters has previously been assigned or transferred to any other Person, in any manner, including by way of subrogation or operation of law or otherwise.  If any claim, action, demand or suit should be made or instituted against any Released Party because of any such purported assignment, subrogation or transfer, the assigning or transferring party agrees to indemnify and hold harmless the Released Parties against such claim, action, suit or demand.

(d)           Each of the Releasors and the Secured Parties confirms that it has, independently and without reliance upon Gabriel, the Company or any other Released Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and its own determination as to the likelihood of the Loan Parties’ success in the Qualcomm Dispute and of the occurrence of an IP Event.  It is acknowledged and agreed by the Releasors and the Secured Parties that no Released Party has made any representation or warranty as to such likelihood of success or as to the likelihood of the occurrence of an IP Event or the receipt of any IP Event Proceeds.  Notwithstanding the above language, the provisions of this subparagraph (d) shall not apply to Gary D. Elliston.

(e)           Each of the Releasors and the Secured Parties (i) acknowledges that Gabriel has commenced legal action against certain purported owners of interests in the IP Event Proceeds seeking to reclaim all or a portion of such interests, and (ii) acknowledges and agrees that (A) as a result of such legal action, (A) the percentage interests in the IP Event Proceeds (or Net IP Event Proceeds, as the case may be) set forth on Schedule 8.1(a) hereto are subject to change and (B) except as expressly agreed by Gabriel and the Company herein, nothing herein shall be deemed to create, or constitute an acknowledgement of, an obligation by Gabriel or the Company to such purported owners (including, without limitation, the Persons listed on Schedule 8.1(a) or any other Additional Creditor).

(f)           It is the intent of each Releasor that the provisions of this Section 3 shall be effective as a general release of all Released Matters.  In furtherance of this intention (and notwithstanding anything in Section 23 hereof that would cause California law to be inapplicable), each Releasor acknowledges that it is familiar with and expressly waives any and all rights that might be claimed by the undersigned by reason of Section 1542 of the California Civil Code, which provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MIGHT HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

(g)           Each of the February 2010 Purchasers acknowledges and consents to the use by Gabriel and/or the Company of a portion of the aggregate proceeds of the Original February 2010 Notes to pay costs, fees and expenses (including, without limitation, attorney’s fees) associated with the Qualcomm Dispute, and agrees that neither Gabriel nor the Company shall be required to replace such portion in its general bank deposit accounts upon receipt by the Company of the proceeds of the Secured Notes or the NW Secured Note or any other amount received by the Company or Gabriel hereunder.

Section 4.                      Issuance of the Notes.

4.1           Issuance of the Notes.

(a)           Upon the terms and subject to the conditions contained in this Agreement, the Company has authorized the issuance to the Secured Purchasers of Secured Notes in the respective principal amounts set forth opposite the name of each Secured Purchaser on Annex I hereto, in each case due on the Maturity Date (or on such earlier date as set forth in the Secured Notes).

(b)           Upon the terms and subject to the conditions contained in this Agreement, the Company has authorized the issuance to NW of the NW Secured Note in the maximum principal amount of $3,100,000, due on the Maturity Date (or on such earlier date as set forth in the NW Secured Note).

(c)           Upon the terms and subject to the conditions contained in this Agreement, the Company has authorized the issuance to the April 2009 Purchasers of Replacement April 2009 Notes in the respective principal amounts set forth opposite the name of each April 2009 Purchaser on Annex II hereto, in each case due on the Maturity Date (or on such earlier date as set forth in the Replacement April 2009 Notes).

(d)           Upon the terms and subject to the conditions contained in this Agreement, the Company has authorized the issuance to the August 2009 Purchasers of Replacement August 2009 Notes in the respective principal amounts set forth opposite the name of each August 2009 Purchaser on Annex III hereto, in each case due on the Maturity Date (or on such earlier date as set forth in the Replacement August 2009 Notes).

(e)           Upon the terms and subject to the conditions contained in this Agreement, the Company has authorized the issuance to the January 2010 Purchasers of Replacement January 2010 Notes in the respective principal amounts set forth opposite the name of each January 2010 Purchaser on Annex IV hereto, in each case due on the Maturity Date (or on such earlier date as set forth in the Replacement January 2010 Notes).

(f)           Upon the terms and subject to the conditions contained in this Agreement, the Company has authorized the issuance to the February 2010 Purchasers of Replacement February 2010 Notes in the respective principal amounts set forth opposite the name of each February 2010 Purchaser on Annex V hereto, in each case due on the Maturity Date (or on such earlier date as set forth in the Replacement February 2010 Notes).

(g)           Upon the terms and subject to the conditions contained in this Agreement, the Company has authorized the issuance to the 2007/2008 Purchasers of Replacement 2007/2008 Notes in the respective principal amounts set forth opposite the name of each 2007/2008 Purchaser on Annex VI hereto, in each case due on the Maturity Date (or on such earlier date as set forth in the 2007/2008 Notes).

(h)           Upon the terms and subject to the conditions contained in this Agreement, the Company has authorized the issuance to Bardsley of the Replacement Bardsley Note in the principal amount of $2,961,667.20, due on the Maturity Date (or on such earlier date as set forth in the Replacement Bardsley Note).  Under the Replacement Bardsley Note, subject to the terms and conditions thereof, on the Maturity Date (or on such earlier date as set forth in the Replacement Bardsley Note), Bardsley shall be entitled to receive the outstanding principal amount of such Note plus an amount equal to $518,291.76, which amount is equal to the difference between the aggregate price paid by Bardsley to exercise the Bardsley Warrants at $0.40 per share and the aggregate price Bardsley would have paid at the time of such exercise had the exercise price of the Bardsley Warrants been equal to $0.12 per share, which is the exercise price set forth in the Replacement Warrants.

(i)           At the Closing, each of the 2007/2008 Purchasers, the 2009/2010 Purchasers and Bardsley shall (i) surrender to the Company for cancellation its executed original Original Note(s) or (ii) if such Original Note has been lost or destroyed or such Purchaser has been unable to locate such Original Note after having made a diligent search, deliver to the Company a Lost Note Affidavit duly executed by such Purchaser.

4.2           Post-Closing Issuance of Notes.

(a)           Any holder of an Original Note that does not execute and deliver a counterpart to this Agreement at the Closing may thereafter become a Purchaser hereunder upon the execution by such holder of an accession and amendment agreement in substantially the form of Exhibit F hereto (a “Purchaser Accession Agreement”) pursuant to which such holder shall agree to be bound by the terms of this Agreement as a Purchaser and shall make the representations and warranties set forth in Section 10 hereof.  Upon (i) the receipt by the Company of a Purchaser Accession Agreement duly executed by the holder of an Original Note and (ii) compliance by such holder with the provisions of Section 4.1(h)(i) or (ii), the Company shall sell to such holder, and such holder shall purchase from the Company, the applicable type of Note (other than a Secured Note) corresponding to such holder’s Original Note in a principal amount equal to the principal amount of such holder’s Original Note.  The consideration for the Note to be issued to such holder shall be, among other things, the surrender and cancellation of such Original Note issued to such holder (or the delivery of a Lost Note Affidavit pursuant to Section 4.1(h)(ii)). The Note issued to a Person pursuant to this Section 4.2 shall replace and supersede in its entirety the Original Note issued by Gabriel to such Person.

(b)           Notwithstanding anything else contained herein, the transactions contemplated by this Agreement and the provisions hereof (other than any rights to payment pursuant to Section 8.1(b)(viii) hereof in respect of any outstanding Original Notes) have no effect with respect to any Person, any Original Note owned by such Person or any Original Note Purchase Agreement entered into by such Person unless and until such Person becomes a Purchaser hereunder either by such Person’s execution and delivery of (i) this Agreement at the Closing or (ii) a Purchaser Accession Agreement after the Closing.

4.3           Post-Closing Issuance of Additional Notes.

(a)           The Company may at any time and from time to time after the Closing, on one or more occasions, offer to issue and sell to any Person, including, without limitation, any Purchaser, Additional Notes without the consent of any party hereto and in the sole discretion of the Company’s Board of Managers, provided that the aggregate principal amount of all Additional Notes issued pursuant to this Agreement shall at no time exceed $1,000,000.  Each offer to issue and sell Additional Notes shall be made on notice given by the Company to each existing Secured Purchaser no later than fifteen (15) Business Days prior to the date of the proposed issuance and sale of the Additional Notes.  The notice (a “Notice of Issuance”) shall specify the date of the proposed issuance and sale of the Additional Notes (an “Issuance Effective Date”).  It shall be a condition precedent to the sale of Additional Notes that, as of the Issuance Effective Date, (i) no Event of Default shall have occurred and be continuing, and (ii) after giving effect to the issuance and sale of the Additional Notes, all representations and warranties of the Loan Parties contained herein shall be true and correct in all material respects (except for any such representations and warranties expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(b)           Each Secured Purchaser approached by the Company to purchase the Additional Notes pursuant to subsection (a) above shall have until 3:00 p.m. (New York, New York time) on the tenth Business Day preceding the Issuance Effective Date to commit in writing to purchase all or a portion of the aggregate amount of the Additional Notes (“Commitment Notice”).  Any Secured Purchaser not responding within such time period shall be deemed to have declined to purchase an Additional Note. If Secured Purchasers deliver commitments to purchase Additional Notes in an aggregate amount in excess of the aggregate principal amount of the offered Additional Notes, then the Company shall allocate the principal amount of the Additional Notes to such Secured Purchasers on a pro rata basis in accordance with the outstanding amount of the Obligations owed by the Company to each such Secured Purchaser.  If the Secured Purchasers deliver commitments to purchase Additional Notes in an aggregate amount less than the aggregate principal amount of the offered Additional Notes, then the Company may also approach one or more other Purchasers or third parties (together with any Secured Purchasers that have delivered a Commitment Notice, the “Offerees”) to purchase Additional Notes in the amount of the remaining aggregate principal amount of the offered Additional Notes; provided, that, in such event, if commitments to purchase Additional Notes are delivered in an aggregate amount in excess of the aggregate principal amount of the offered Additional Notes by (x) Secured Purchasers and other Offerees or (y) only non-Secured Purchaser Offerees, then the Company shall allocate the principal amount of the Additional Notes (i) first, to each such Secured Purchaser, if any, in the full amount of  its commitment (subject to the third sentence of this subsection (b)) and (ii) second, to the non-Secured Purchaser Offerees pro rata based on their respective commitments.  On the Issuance Effective Date, each Offeree committing to purchase a portion of the aggregate principal amount of the offered Additional Notes shall execute an accession and amendment agreement in substantially the form of Exhibit G hereto (an “Additional Purchaser Accession Agreement”) pursuant to which such Offeree shall agree to be bound by the terms of this Agreement as a Purchaser (to the extent that such Offeree is not an existing Purchaser) and shall make (or repeat, as the case may be) the representations and warranties set forth in Section 10 hereof.  If the commitments of the Offerees to purchase Additional Notes are less than the aggregate principal amount of the offered Additional Notes, none of the Offerees providing such commitments shall have any obligation to commit to purchase the uncommitted portion of such Additional Notes.  On each Issuance Effective Date, upon (i) the satisfaction of the conditions set forth in Section 4.3(a) hereof and (ii) the receipt by the Company of an Additional Purchaser Accession Agreement duly executed and delivered by each Offeree that has committed to purchase Additional Notes, the Company shall issue and sell to each such Offeree, and each such Offeree shall purchase from the Company, the aggregate principal amount of the Additional Notes set forth in such Offeree’s Commitment Notice.  The purchase price for each Additional Note shall be equal to the Principal amount thereof.

(c)           Post Closing Sale of Additional Portions of IP Event Proceeds or Net IP Event Proceeds.  The Company may at any time and from time to time after the Closing, on one or more occasions, sell and assign to any Person, including, without limitation, any Purchaser, a percentage interest in IP Event Proceeds or Net IP Event Proceeds without the consent of any party hereto and in the sole discretion of the Company’s Board of Managers, and such Person shall thereafter become and constitute an Additional Investor.  It shall be a condition precedent to any such sale and assignment that, as of the date of such sale and assignment, (i) no Event of Default shall have occurred and be continuing, and (ii) after giving effect to such sale and assignment, all representations and warranties of the Loan Parties contained herein shall be true and correct in all material respects (except for any such representations and warranties expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

Section 5.                      Sale and Purchase of Notes; Investment Commitment.

5.1           Sale and Purchase of Notes.

(a)           At the Closing, upon the satisfaction of the conditions set forth in Section 6.2 hereof, the Company shall sell to each Secured Purchaser, and each Secured Purchaser shall purchase from the Company, the aggregate principal amount of the Secured Notes set forth opposite such Secured Purchaser’s name on Annex I hereto.  The purchase price for each Secured Note shall be equal to the Principal amount thereof.

(b)           At the Closing, upon the satisfaction of the conditions set forth in Section 6.2 hereof, the Company shall sell to NW, and NW shall purchase from the Company, the NW Secured Note in the maximum principal amount of $3,100,000.  The purchase price for the NW Secured Note shall be paid in installments from time to time in accordance with and subject to the terms of Section 2.1 of the Common Interest Agreement dated as of the date hereof by and among Gabriel, the Company and NW.

(c)           At the Closing, upon the satisfaction of the conditions set forth in Section 6.2 hereof, the Company shall sell to each April 2009 Purchaser, and each April 2009 Purchaser shall purchase from the Company, the aggregate principal amount of the Replacement April 2009 Notes set forth opposite such April 2009 Purchaser’s name on Annex II hereto.  The consideration for each Replacement April 2009 Note to be issued to a April 2009 Purchaser shall be, among other things, the surrender and cancellation of the Original April 2009 Notes issued to such April 2009 Purchaser (or the delivery of a Lost Note Affidavit pursuant to Section 4.1(h)(ii)). The Replacement April 2009 Notes issued to a April 2009 Purchaser shall replace and supersede in their entirety the Original April 2009 Notes issued by Gabriel to such April 2009 Purchaser.

(d)           At the Closing, upon the satisfaction of the conditions set forth in Section 6.2 hereof, the Company shall sell to each August 2009 Purchaser, and each August 2009 Purchaser shall purchase from the Company, the aggregate principal amount of the Replacement August 2009 Notes set forth opposite such August 2009 Purchaser’s name on Annex III hereto.  The consideration for each Replacement August 2009 Note to be issued to a August 2009 Purchaser shall be, among other things, the surrender and cancellation of the Original August 2009 Notes issued to such August 2009 Purchaser (or the delivery of a Lost Note Affidavit pursuant to Section 4.1(h)(ii)).  The Replacement August 2009 Notes issued to a August 2009 Purchaser shall replace and supersede in their entirety the Original August 2009 Notes issued by Gabriel to such August 2009 Purchaser.

(e)           At the Closing, upon the satisfaction of the conditions set forth in Section 6.2 hereof, the Company shall sell to each January 2010 Purchaser, and each January 2010 Purchaser shall purchase from the Company, the aggregate principal amount of the Replacement January 2010 Notes set forth opposite such January 2010 Purchaser’s name on Annex IV hereto.  The consideration for each Replacement January 2010 Note to be issued to a January 2010 Purchaser shall be, among other things, the surrender and cancellation of the Original January 2010 Notes issued to such January 2010 Purchaser (or the delivery of a Lost Note Affidavit pursuant to Section 4.1(h)(ii)).  The Replacement January 2010 Notes issued to a January 2010 Purchaser shall replace and supersede in their entirety the Original January 2010 Notes issued by Gabriel to such January 2010 Purchaser.

(f)           At the Closing, upon the satisfaction of the conditions set forth in Section 6.2 hereof, the Company shall sell to each February 2010 Purchaser, and each February 2010 Purchaser shall purchase from the Company, (i) in the case of a February 2010 Purchaser that is not a Multi-Phase Investor, the aggregate principal amount of the Replacement February 2010 Notes set forth opposite such February 2010 Purchaser’s name on Annex V hereto, and (ii) in the case of a Multi-Phase Investor, set forth opposite such Multi-Phase Investor’s name on Annex V-A and under the column titled “Principal Amount of Initial Notes”.  The consideration for each Replacement February 2010 Note to be issued to a February 2010 Purchaser shall be, among other things, the surrender and cancellation of the Original February 2010 Notes issued to such February 2010 Purchaser (or the delivery of a Lost Note Affidavit pursuant to Section 4.1(h)(ii)).  The Replacement February 2010 Notes issued to a February 2010 Purchaser shall replace and supersede in their entirety the Original February 2010 Notes issued by Gabriel to such February 2010 Purchaser.

(g)           i)  At the Closing, upon the satisfaction of the conditions set forth in Sections 5.1(f)(ii) and 6.2 hereof, the Company shall sell to each 2007/2008 Purchaser, and each 2007/2008 Purchaser shall purchase from the Company, the aggregate principal amount of the Replacement 2007/2008 Notes set forth opposite such 2007/2008 Purchaser’s name on Annex VI hereto.  The consideration for each Replacement 2007/2008 Note to be issued to a 2007/2008 Purchaser shall be, among other things, the surrender and cancellation of the Original 2007/2008 Notes issued to such 2007/2008 Purchaser (or the delivery of a Lost Note Affidavit pursuant to Section 4.1(h)(ii)).  The Replacement 2007/2008 Notes issued to a 2007/2008 Purchaser shall replace and supersede in their entirety the Original 2007/2008 Notes issued by Gabriel to such 2007/2008 Purchaser.

(ii)           It shall be a condition precedent to the issuance of each Replacement 2007/2008 Note that the applicable 2007/2008 Purchaser (i) surrenders for cancellation each of its Original 2007/2008 Notes (or delivers a Lost Note Affidavit pursuant to Section 4.1(h)(ii)) and Original Warrants to Gabriel at the Closing and (ii) elects to either (A) accept a Replacement Warrant (at a strike price of twelve cents ($0.12) per share) or (B) on the date that all Obligations under the applicable Replacement 2007/2008 Note are due and payable by the Company, receive the sum of the outstanding principal amount of such Replacement 2007/2008 Note plus an amount equal to 200% of the initial principal amount thereof in full satisfaction of such Obligations.  Each 2007/2008 Purchaser shall make its election on its executed signature page to this Agreement.

(h)           At the Closing, upon the satisfaction of the conditions set forth in Section 6.2 hereof, the Company shall sell to Bardsley, and Bardsley shall purchase from the Company, the Replacement Bardsley Note in the principal amount of $2,961,667.20.  The consideration for the Replacement Bardsley Note shall be, among other things, the surrender and cancellation of the Original Bardsley Note (or the delivery of a Lost Note Affidavit pursuant to Section 4.1(h)(ii)).  The Replacement Bardsley Note shall replace and supersede in its entirety the Original Bardsley Note issued by Gabriel to Bardsley.

5.2           Investment Commitment.

(a)           Investment Schedule.  Each Multi-Phase Investor is unconditionally bound to and shall invest the Total Investment Amount pursuant to Annex V-A, which shall be funded on the date of each Successive Closing pursuant to subsection (d) below.

(b)           IP Interest; Event of Reversion.

(i)           Each Multi-Phase Investor shall obtain their IP Interest in a proportionate amount to the Total Investment Amount listed for such Multi-Phase Investor on Annex V-A, at each Successive Closing, which shall be specifically set forth in the Replacement February 2010 Note for that particular Successive Closing.

(ii)           In the event that a Multi-Phase Investor fails to fund its required investment amount on any Successive Closing pursuant to subsection (d) below (each failure to fund, an “Event of Reversion”), then any IP Interests previously acquired by such Multi-Phase Investor shall as of that date, at the option of the Company in its sole and absolute discretion, be irrevocably and unconditionally relinquished and automatically forfeited by such Multi-Phase Investor and shall automatically revert back to the Company as of the date of the applicable Unfunded Closing.  Such Multi-Phase Investor, however, shall still have the obligation to fund any and all additional required investment amounts pursuant to subsection (d) below on each Successive Closing(s) and shall have the right to acquire any IP Interest associated with any such Successive Closing(s) (but only such IP Interest associated therewith).  Notwithstanding any such failure to fund by a Multi-Phase Investor, a Multi-Phase Investor shall still be entitled to receive payments of principal and interest pursuant to Sections 2 and 2.a of the applicable Replacement February 2010 Note, with respect to all funds received by the Company from such Multi-Phase Investor regardless of when the funding occurs.  By its execution and delivery of this Agreement, each Multi-Phase Investor hereby acknowledges and agrees that there shall be no excuse of performance of such Multi-Phase Investor’s obligation to fund its required investment amounts on any and all Successive Closings, time being of the essence.  Each Multi-Phase Investor further acknowledges and agrees that the Company shall have no obligation to send any notices to perform under this Agreement, it being specifically understood and agreed that it is each Multi-Phase Investor’s responsibility to perform and fund its required investment amounts on all Successive Closings as agreed to in this Agreement without any further notice from the Company.  In the event that any Multi-Phase Investor (other than Gary D. Elliston) fails to fund its required investment amount on any Successive Closing(s), such Multi-Phase Investor shall be liable for all actual, compensatory and consequential damages, not to exceed three (3) times such Multi-Phase Investor’s Total Investment Amount.

(iii)           Notwithstanding anything else contained herein, upon the occurrence of an Event of Reversion, the Company in its sole and absolute discretion may approach one or more Purchasers (other than any non-performing Multi-Phase Investor) or third parties to purchase one or more Replacement February 2010 Notes in an aggregate principal amount equal to the principal amount of the Replacement February 2010 Note that would have been sold by the Company to the applicable non-performing Multi-Phase Investor on the applicable Successive Closing had such non-performing Multi-Phase Investor funded its required investment amount; provided, that, in such event, if commitments to purchase such Replacement February 2010 Notes are delivered in an aggregate amount in excess of the aggregate principal amount of the offered Replacement February 2010 Notes, then the Company shall allocate the principal amount of the Replacement February 2010 Notes to the Offerees pro rata based on their respective commitments.  Each Offeree committing to purchase a portion of the aggregate principal amount of the offered Replacement February 2010 Notes shall execute a Purchaser Accession Agreement pursuant to which such Offeree shall agree to be bound by the terms of this Agreement as a February 2010 Purchaser (to the extent that such Offeree is not an existing February 2010 Purchaser) and shall make (or repeat, as the case may be) the representations and warranties set forth in Section 10 hereof.  If the commitments of the Offerees to purchase Replacement February 2010 Notes are less than the aggregate principal amount of the offered Replacement February 2010 Notes, none of the Offerees providing such commitments shall have any obligation to commit to purchase the uncommitted portion of such Replacement February 2010 Notes.  On the date selected by the Company for the purchase and sale of the applicable Replacement February 2010 Notes, upon receipt by the Company of a Purchaser Accession Agreement duly executed and delivered by each Offeree that has committed to purchase the applicable Replacement February 2010 Notes, the Company shall (A) issue and sell to each such Offeree, and each such Offeree shall purchase from the Company, the aggregate principal amount of the Replacement February 2010 Notes that such Offeree has committed to purchase from the Company in writing.  The purchase price for such Replacement February 2010 Note shall be equal to the Principal amount thereof.

(c)           Event of Termination.  In the event that the Qualcomm Dispute is fully and finally resolved or settled, or in the event of a final, non-appealable judgment in the Qualcomm Dispute, or in the event of dismissal of the Qualcomm Dispute for any reason pursuant to a final, non-appealable judgment, no Multi-Phase Investor shall thereafter have any further right or obligation to loan any additional funds to the Company on any Successive Closing or pursuant to any Replacement February 2010 Note.

(d)           Sale and Issuance of Replacement February 2010 Notes at Second and Third Closings.  Sale and Issuance of Replacement February 2010 Notes at Second and Third Closings.  On February 23, 2011 (the “Second Closing”), the Company sold to each Multi-Phase Investor, and each Multi-Phase Investor purchased from the Company, a Replacement February 2010 Note, in each case, at a purchase price equal to the amount set forth opposite such Multi-Phase Investor’s name on Annex V-A and under the column “Second Closing”.  On August 23, 2011 (the “Third Closing” and, together with the Second Closing, each a “Successive Closing” and, collectively, the “Successive Closings”), the Company shall sell to each Multi-Phase Investor, and each Multi-Phase Investor shall purchase from the Company, a Replacement February 2010 Note, in each case, at a purchase price equal to the amount set forth opposite such Multi-Phase Investor’s name on Annex V-A and under the column “Third Closing.”  In the event a Multi-Phase Investor fails to make a purchase pursuant to this Section 5.2(d) on or before the date of any Successive Closing (an “Unfunded Closing”), the provisions of Section 5.2(b) shall apply.  The representations and warranties of each Multi-Phase Investor set forth in Section 10 hereof shall be deemed reaffirmed and in full force and effect as of each Successive Closing.

Section 6.                      Closing.

6.1           Location of Closing.

The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place simultaneously with the execution and delivery of this Agreement by all parties hereto at the offices of TroyGould PC, 1801 Century Park East, Suite 1600, Los Angeles, California 90067, or at such other time and place as may be agreed upon between the Loan Parties and the Purchasers.

6.2           Closing Deliveries.

(a)           At the Closing, upon the satisfaction of the conditions precedent set forth in subsection (b) below, (i) the Company shall deliver (A) to each Secured Purchaser, a Secured Note registered in the name of such Secured Purchaser in the principal amount set forth opposite the name of such Secured Purchaser on Annex I hereto, (B) to each April 2009 Purchaser, a Replacement April 2009 Note registered in the name of such April 2009 Purchaser in the principal amount set forth opposite the name of such April 2009 Purchaser on Annex II hereto, (C) to each August 2009 Purchaser, a Replacement August 2009 Note registered in the name of such August 2009 Purchaser in the principal amount set forth opposite the name of such August 2009 Purchaser on Annex III hereto, (D) to each January 2010 Purchaser, a Replacement January 2010 Note registered in the name of such January 2010 Purchaser in the principal amount set forth opposite the name of such January 2010 Purchaser on Annex IV hereto, (E) to each February 2010 Purchaser, a Replacement February 2010 Note registered in the name of such February 2010 Purchaser (x) in the case of a February 2010 Purchaser that is not a Multi-Phase Investor, in the principal amount set forth opposite such February 2010 Purchaser’s name on Annex V and, (y) in the case of a Multi-Phase Investor, set forth opposite such Multi-Phase Investor’s name on Annex V-A and under the column titled “Principal Amount of Initial Notes”, (F) to each 2007/2008 Purchaser, a Replacement 2007/2008 Note registered in the name of such 2007/2008 Purchaser in the principal amount set forth opposite the name of such 2007/2008 Purchaser on Annex VI hereto, (G) to Bardsley, the Replacement Bardsley Note in the principal amount of $2,961,667.20, and (H) to NW, the NW Secured Note in the maximum principal amount of $3,100,000.00 and receipts or invoices evidencing the Administrative Expenses to be paid or reimbursed at Closing from amounts loaned by NW under the NW Secured Note; (ii) Gabriel shall deliver to each 2007/2008 Purchaser that has elected to receive a Replacement Warrant pursuant to Section 5.1(f)(ii) hereof, a Replacement Warrant; (iii) each Secured Purchaser shall pay to the Company by cashier’s check or wire transfer of immediately available funds an aggregate amount equal to the purchase price of the Secured Notes to be purchased by such Secured Purchaser, as provided in Section 4.1(a); and (iv) NW shall pay to the Company by cashier’s check or wire transfer of immediately available funds an aggregate amount equal to the sum of (A) $1,500,000 plus (B) the amount of NW Funded Litigation Expenses for which invoices have been provided to NW, to be applied for the purposes set forth in the Recitals to this Agreement pursuant to such procedures as may be separately agreed in writing by NW and the Company and paid pursuant to the terms of Schedule 6.2(a).

(b)           The obligation of NW, the Secured Purchasers, the 2007/2008 Purchasers, the 2009/2010 Purchasers and Bardsley to purchase the Notes from the Company on the date of the Closing is subject to the fulfillment of the conditions precedent that each Purchaser shall have received the following, each dated such day (except as otherwise specified below):

(i)           this Agreement, duly executed by the Company, Gabriel and the Purchasers;

(ii)           in the cases of NW, the Secured Parties and HHR only, UCC1 financing statements, each in substantially the form of Exhibit E hereto, naming the Company as debtor and each of NW and the Secured Purchasers as secured party, to be filed in the offices of the respective Secretaries of State of the States of Delaware and Nevada under the Uniform Commercial Code as in effect on the date hereof in such State (each, a “UCC1 Financing Statement”);

(iii)           the NW Secured Note, the Secured Notes, the 2007/2008 Notes, the 2009/2010 Notes and the Bardsley Note to be issued to such Purchaser, respectively, duly executed by the Company;

(iv)           Replacement Warrants to be issued to each 2007/2008 Purchaser that has elected to receive a Replacement Warrant pursuant to Section 5.2(f)(ii) hereof, duly executed by Gabriel.

(v)           certified copies of (1) the resolutions of the Board of Managers or Board of Directors (or equivalent), as applicable, of each Loan Party authorizing such Loan Party to enter into this Agreement and the other Financing Documents to which it is, or is to be, a party, and (2) the certificate of incorporation, articles of organization, by-laws, limited liability company operating agreement or other organizational documents, as applicable, of each Loan Party;

(vi)           a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names, true signatures and incumbency of the officers of such Loan Party authorized to sign this Agreement and the other Financing Documents to which such Loan Party is, or is to be, a party; and

(vii)           good standing certificates in respect of each Loan Party from its jurisdiction of organization, in each case dated no earlier than thirty (30) days prior to the date of the Closing.

Section 7.                      Grant of Security Interest; Priority.

7.1           Grant of Security Interest.  To secure the prompt payment and performance of all Obligations of the Company to the Secured Parties, whether now existing or hereafter arising, Gabriel and the Company hereby grant to the Secured Parties a continuing security interest in and Lien upon any recovery, whether by settlement, award, verdict, judgment or other order, with respect to an IP Event (including, without limitation, all IP Event Proceeds), and all Accounts, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory and Investment Properties (as such terms are defined in Article 9 of the UCC) of Gabriel and the Company, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof and of insurance covering the same, including, without limitation, a pledge by Gabriel of all of the membership interests in the Company, but excluding (a) the cash collateral and other credit in support of the bond pursuant to the Bond Collateral Guaranty Agreement and (b) proceeds of such bond (collectively, the “Collateral”).  Such security interest and Lien shall automatically terminate and be released and discharged upon the payment in full of all Obligations of the Company under the NW Secured Note, the Secured Notes and the Company’s agreements with the Priority Litigation Expense Providers.

7.2           Lien Acknowledgement.  The Loan Parties and each Secured Party agrees that each Lien of a Secured Party in the Collateral, to the extent of the Obligations secured by such Lien, shall be equal in priority with the Lien of each other Secured Party in the Collateral, to the extent of the Obligations secured by such Lien except as described in Section 8.1 hereof.  Each of the parties hereto acknowledges that Gabriel and the Company have previously granted a charging lien to HHR on any sum recovered, whether by settlement, judgment or transaction, in connection with its representation of the Loan Parties in the Qualcomm Dispute for the full amount of the fees owed to HHR. Each of HHR and the Secured Parties acknowledges and agrees, as among them, as follows:

(i)           Upon the occurrence of a default or event of default, including an Event of Default hereunder, by either of the Loan Parties in the performance of its obligations, including the Obligations, to the Secured Parties or its obligations to HHR hereunder, or otherwise, none of the Secured Parties or HHR shall take any of the actions with respect to the Collateral permitted hereunder, under applicable law or otherwise, unless it notifies each of the other Secured Parties and HHR, as the case may be, at least three Business Days in advance of such action, which notice shall include a description in reasonable detail of the action with respect to the Collateral proposed to be taken; and

(ii)           Each of the Secured Parties and HHR agrees that the Collateral and proceeds of all or any part of the Collateral shall be applied, as among the Secured Parties and HHR, strictly in accordance with Section 8.1 hereof.

7.3           Lien Priority.  The priorities of the Liens established, altered or specified in this Section 7 will be applicable irrespective of:  (a) the time or order of attachment or perfection thereof; (b) the method of perfection or the failure to perfect such Liens; (c) the time or order of filing or recording of financing statements or other instruments; (d) any amendments to the Liens established, altered or specified in this Section 7 (provided, that such amendment does not alter the aggregate amount of the Obligations secured by such Lien); and (e) the time or order of foreclosure, taking of possession or the exercise of any remedy.  The agreements set forth in Section 7.2 hereof and in this Section 7.3 are solely for the purpose of establishing the relative priorities of the interests of the Secured Parties and HHR in the Collateral and shall not inure to the benefit of any other Person.

7.4           Exercise of Remedies.  Each Secured Party acknowledges and agrees that it shall have no right to enforce or otherwise exercise remedies with respect to its Lien in the Collateral unless and until an Event of Default has occurred and is continuing and such Secured Party has exercised remedies pursuant to Section 13(b) hereof.

Section 8.                      Allocation of Payments; Subordination; Mandatory Prepayment.

8.1           Allocation of Payments.  (a) Notwithstanding anything herein to the contrary (but subject to subsections (c) and (d) below), in the event that all Creditors execute this Agreement, all IP Event Proceeds and other monies to be applied to the Obligations and other liabilities of the Loan Parties arising from any recovery, whether by settlement, award, verdict, judgment or other order, with respect to an IP Event, in each case to the extent received by any Loan Party, shall be allocated as follows (each clause below being referred to herein as a “category” of Obligations or other liabilities):

(i)            first, to (A) the Priority Litigation Expense Providers, up to the actual amount of Litigation Expenses funded by such Persons (but only to the extent that the aggregate amount of Litigation Expenses incurred by the Loan Parties exceeds the NW Funded Litigation Expenses); (B) Munck Carter, LLP, in an amount equal to 3.990% of the Recovery (as defined in the Settlement Agreement and Mutual Releases dated as of August 30, 2010 by and among Munck Carter, P.C., Munck Carter, LLP, Gabriel and the Company); (C) Wang, Hartmann, Gibbs & Cauley, P.L.C. in an amount equal to the sum of (1) their hourly fees and “Costs” (as defined) and the “contingency fee” of (2) 1.0% of IP Event Proceeds on the first $100,000,000.00 of the IP Event Proceeds and (3) 0.50% of any IP Event Proceeds over $100,000,000.00. all as set forth in engagement letter with Gabriel dated April 27, 2009; and (D) HHR, in an amount equal to the excess of (1) the HHR Fees over (2) the amounts referred to in clauses (i)(A) and (ii) of this Section 8.1(a) (provided, that HHR shall receive a payment pursuant to this clause (D) only to the extent that the IP Event Proceeds and all other monies arising from any recovery, whether by settlement, award, verdict, judgment or other order, with respect to an IP Event, in each case received by any Loan Party, are sufficient to pay in full the amounts referred to in clauses (i)(A) and (ii) of this Section 8.1(a);

(ii)           second, to NW, up to the actual principal amount advanced to the Company under the NW Secured Note, not to exceed $3,100,000;

(iii)           third, to (A) HHR, after giving effect to the payment made pursuant to clause (i)(D) above, the unpaid HHR Fees, and (B) each HHR IP Interest Holder in an amount equal to its percentage interest of the IP Event Proceeds that was sold, issued, assigned or otherwise transferred by the Company to such HHR IP Interest Holder after the date hereof;

(iv)           fourth, (A) to all outstanding Obligations (after giving effect to the payments made pursuant to clauses (i) and (ii) above) owing to (1) the Secured Purchasers under the Secured Notes, and (2) NW under the NW Secured Note, (B) to the Priority Litigation Expense Providers, an amount equal to the product of (x) four (4) multiplied by (y) the actual amount of Litigation Expenses funded by the Priority Litigation Expense Providers, (C) to Clark, (I) the Clark Guaranty Fee and (II) any other amounts payable by the Company to Clark under the Clark Guaranty, and (D) to Gary D. Elliston, the Elliston Bond Fee (as defined in the Bond Collateral Guaranty Agreement);

(v)            fifth, to the payment of all other outstanding indebtedness for borrowed money not referred to or included in this Agreement that is then due and payable by the Company or Gabriel;

(vi)           sixth, to amounts payable in connection with the winding-up of the business of the Loan Parties, including, without limitation, the payment of trade accounts payable, employee wages and attorneys’ fees and expenses (other than attorneys' fees and expenses payable pursuant to clauses (i) and (iii) above in connection with the Qualcomm Dispute);

(vii)          seventh, to the extent permitted under applicable law and duly authorized by the board of directors of Gabriel, as a dividend to the holders of shares of common stock of Gabriel in an aggregate amount equal to five (5%) percent of the Net IP Event Proceeds applied pro rata based on the number of shares of common stock of Gabriel held by each shareholder of Gabriel;

(viii)         eighth, with respect to the Repurchased HHR IP Interest (if any), the aggregate amount thereof shall be divided into thirds and distributed equally (A) to the extent permitted under applicable law and duly authorized by the board of directors of Gabriel, as an additional dividend to the holders of shares of common stock of Gabriel applied pro rata based on the number of shares of common stock of Gabriel held by each shareholder of Gabriel, (B) to all outstanding Obligations owing to the 2009/2010 Purchasers and the Additional Creditors applied pro rata based on the principal amounts set forth opposite the name of each 2009/2010 Purchaser in Annexes II, III, IV and V hereto, and (C) to all outstanding Obligations owing to the 2007/2008 Purchasers applied pro rata based on the principal amounts set forth opposite the name of each 2007/2008 Purchaser in Annex VI hereto,

(ix)            ninth, to (A) all outstanding obligations owing to the Bond Guarantors pursuant to the Bond Collateral Guaranty Agreement in an aggregate amount equal to four (4%) percent of the Net IP Event Proceeds (to be applied pro rata based on the amount of cash collateral or other credit support provided by each Bond Guarantor pursuant to the Bond Collateral Guaranty Agreement), (B) NW in an aggregate amount equal to ten percent (10%) of the excess of (1) the Net IP Event Proceeds over (2) the aggregate amount paid to NW and the Secured Purchasers pursuant to clauses (ii) and (iv) above, (C) all Obligations for the payment of Additional Benefits payable to the 2009/2010 Purchasers pursuant to the 2009/2010 Notes (to the extent any such Obligations remain outstanding after giving effect to the application of amounts pursuant to clause (viii) above), and (D) the Additional Creditors in an amount equal to, for each Additional Creditor, the amount set forth opposite such Additional Creditor’s name on Schedule 8.1(a) hereto (to the extent any such Obligations remain outstanding after giving effect to the application of amounts pursuant to clause (viii) above);

(x)            tenth, to (A) all Obligations owing to the 2007/2008 Purchasers (to the extent any such Obligations remain outstanding after giving effect to the application of amounts pursuant to clause (viii) above), (B) all Obligations (other than Additional Benefits) owing to the 2009/2010 Purchasers (to the extent any such Obligations remain outstanding after giving effect to the application of amounts pursuant to clauses (viii) and (x) above), and (C) all Obligations owing to Bardsley under the Replacement Bardsley Note; and

(xi)            last, to the Loan Parties in such shares as they shall agree or to whomever else may be legally entitled to such remaining amount.

The amounts described above shall be applied to each category of Obligations or other liabilities set forth in each clause above until full payment thereof and then to the Obligations or other liabilities set forth in the next succeeding clause.  If such amounts are insufficient to satisfy in full the Obligations or other liabilities set forth in any such clause, they shall be applied on a pro rata basis among the Obligations and other liabilities set forth in such clause and, in the case of clauses (viii)(B), (ix)(C) and (ix)(D) above, based on the Pro Rata Share of each 2009/2010 Purchaser and Additional Creditor.  All amounts received by a 2009/2010 Purchaser pursuant to clause (viii)(B) above shall be applied, first, to the payment of all accrued and unpaid interest owing to such 2009/2010 Purchaser, second, to the payment of all outstanding principal (other than Additional Benefits) owing to such 2009/2010 Purchaser and, third, to the payment of all outstanding Additional Benefits owing to such 2009/2010 Purchaser.

(b)           Notwithstanding anything herein to the contrary (but subject to subsections (c) and (d) below), in the event that one or more Creditors shall fail to execute this Agreement, all IP Event Proceeds and other monies to be applied to the Obligations and other liabilities of the Loan Parties arising from any recovery, whether by settlement, award, verdict, judgment or other order, with respect to an IP Event, in each case to the extent received by any Loan Party, shall be allocated as follows (each clause below being referred to herein as a “category” of Obligations or other liabilities):

(i)             first, to (A) the Priority Litigation Expense Providers, up to the actual amount of Litigation Expenses funded by such Persons (but only to the extent that the aggregate amount of Litigation Expenses incurred by the Loan Parties exceeds the NW Funded Litigation Expenses); (B) Munck Carter, LLP, in an amount equal to 3.990% of the Recovery (as defined in the Settlement Agreement and Mutual Releases dated as of August 30, 2010 by and among Munck Carter, P.C., Munck Carter, LLP, Gabriel and the Company); (C) Wang, Hartmann, Gibbs & Cauley, P.L.C. (which amount to Wang, Hartmann, Gibbs & Cauley, P.L.C. shall be equal to the sum of (1) the fees and expenses of Wang, Hartmann, Gibbs & Cauley, P.L.C. as set forth in its engagement letter with Gabriel dated April 27, 2009, (2) 1.0% of IP Event Proceeds on the first $100,000,000.00 of the IP Event Proceeds and (3) 0.50% of any IP Event Proceeds over $100,000,000.00); and (D) HHR, in an amount equal to the excess of (1) the HHR Fees over (2) the amounts referred to in clauses (i)(A) and (ii) of this Section 8.1(b) (provided, that HHR shall receive a payment pursuant to this clause (D) only to the extent that the IP Event Proceeds and all other monies arising from any recovery, whether by settlement, award, verdict, judgment or other order, with respect to an IP Event, in each case received by any Loan Party, are sufficient to pay in full the amounts referred to in clauses (i)(A) and (ii) of this Section 8.1(b);

(ii)            second, to NW, up to the actual principal amount advanced to the Company under the NW Secured Note, not to exceed $3,100,000;

(iii)           third, to (A) HHR, after giving effect to the payment made pursuant to clause (i)(D) above, the unpaid HHR Fees, and (B) each HHR IP Interest Holder in an amount equal to its percentage interest of the IP Event Proceeds that was sold, issued, assigned or otherwise transferred by the Company to such HHR IP Interest Holder after the date hereof;

(iv)           fourth, (A) to all outstanding Obligations (after giving effect to the payments made pursuant to clauses (i) and (ii) above) owing to (1) the Secured Purchasers under the Secured Notes, and (2) NW under the NW Secured Note, (B) to the Priority Litigation Expense Providers, an amount equal to the product of (x) four (4) multiplied by (y) the actual amount of Litigation Expenses funded by the Priority Litigation Expense Providers, (C) to Clark, (I) the Clark Guaranty Fee and (II) any other amounts payable by the Company to Clark under the Clark Guaranty, and (D) to Gary D. Elliston, the Elliston Bond Fee (as defined in the Bond Collateral Guaranty Agreement);

(v)            fifth, with respect to the Repurchased HHR IP Interest (if any), the aggregate amount thereof shall be divided into thirds and distributed equally (A) to the extent permitted under applicable law and duly authorized by the board of directors of Gabriel, as an additional dividend to the holders of shares of common stock of Gabriel applied pro rata based on the number of shares of common stock of Gabriel held by each shareholder of Gabriel, (B) to all outstanding Obligations owing to the 2009/2010 Purchasers and the Additional Creditors applied pro rata based on the principal amounts set forth opposite the name of each 2009/2010 Purchaser in Annexes II, III, IV and V hereto, and (C) to all outstanding Obligations owing to the 2007/2008 Purchasers applied pro rata based on the principal amounts set forth opposite the name of each 2007/2008 Purchaser in Annex VI hereto,

(vi)           sixth, to (A) all outstanding obligations owing to the Bond Guarantors pursuant to the Bond Collateral Guaranty Agreement in an aggregate amount equal to four (4%) percent of the Net IP Event Proceeds (to be applied pro rata based on the amount of cash collateral or other credit support provided by each Bond Guarantor pursuant to the Bond Collateral Guaranty Agreement), (B) NW in an aggregate amount equal to ten percent (10%) of the excess of (1) the Net IP Event Proceeds over (2) the aggregate amount paid to NW and the Secured Purchasers pursuant to clauses (ii) and (iv) above, (C) all Obligations for the payment of Additional Benefits payable to the 2009/2010 Purchasers pursuant to the 2009/2010 Notes (to the extent any such Obligations remain outstanding after giving effect to the application of amounts pursuant to clause (v) above), and (D) the Additional Creditors in an amount equal to, for each Additional Creditor, the amount set forth opposite such Additional Creditor’s name on Schedule 8.1(a) hereto (to the extent any such Obligations remain outstanding after giving effect to the application of amounts pursuant to clause (v) above);

(vii)          seventh, to (A) all Obligations owing to the 2007/2008 Purchasers (to the extent any such Obligations remain outstanding after giving effect to the application of amounts pursuant to clause (v) above), (B) all Obligations (other than Additional Benefits) owing to the 2009/2010 Purchasers (to the extent any such Obligations remain outstanding after giving effect to the application of amounts pursuant to clauses (v) and (vii) above), and (C) all Obligations owing to Bardsley under the Replacement Bardsley Note;

(viii)         eighth, at the election of Gabriel and the Company in their sole and absolute discretion, any holder of an Original Note that is not a party to this Agreement in an amount equal to, for each such holder, the percentage interest in the IP Event Proceeds or Net IP Event Proceeds, as the case may be, set forth in such holder’s Original Note, if any;

(ix)            ninth, to the payment of all other outstanding indebtedness for borrowed money not referred to or included in this Agreement that is then due and payable by the Company or Gabriel;

(x)            tenth, to amounts payable in connection with the winding-up of the business of the Loan Parties, including, without limitation, the payment of trade accounts payable, employee wages and attorneys’ fees and expenses (other than attorneys' fees and expenses payable pursuant to clauses (i) and (iii) above in connection with the Qualcomm Dispute); and

(xi)            last, to the Loan Parties in such shares as they shall agree or to whomever else may be legally entitled to such remaining amount.

The amounts described above shall be applied to each category of Obligations or other liabilities set forth in each clause above until full payment thereof and then to the Obligations or other liabilities set forth in the next succeeding clause.  If such amounts are insufficient to satisfy in full the Obligations or other liabilities set forth in any such clause, they shall be applied on a pro rata basis among the Obligations and other liabilities set forth in such clause and, in the case of clauses (v)(B), (vi)(C) and (vi)(D) above, based on the Pro Rata Share of each 2009/2010 Purchaser and Additional Creditor.

(c)           Notwithstanding anything herein to the contrary, the Net Proceeds (as such term is defined in the Replacement January 2010 Notes) of the Whittle Settlement shall be paid solely to the January 2010 Purchasers in accordance with the terms and conditions of the Replacement January 2010 Notes.

(d)           Notwithstanding anything herein to the contrary, each party hereto agrees that the Board of Managers of the Company is authorized to allocate all IP Event Proceeds and other monies to be applied to the Obligations and other liabilities of the Loan Parties arising from any recovery, whether by settlement, award, verdict, judgment or other order, with respect to an IP Event, in each case to the extent received by any Loan Party (but only after giving effect to all allocations and payments required to be made pursuant to clauses (i) through (iv) of Section 8.1(a) or Section 8.1(b), as applicable), to Additional Investors and/or holders of Additional Notes at any level of priority (either in an existing category of Obligations and other liabilities or as an additional category of Obligations and other liabilities) following clause (vi) of  Section 8.1(a) or clause (vi) of Section 8.1(b), as applicable, as may be agreed between the Company and any such Additional Investor or holder of Additional Notes in the sole discretion of the Board of Managers of the Company.

(e)           Each Purchaser hereby agrees that, to the extent permitted under applicable law, the Board of Directors or Board of Managers (as applicable) of a Loan Party is authorized to settle the Qualcomm Dispute for any amount that, in its business judgment, it believes is appropriate, regardless of whether there are sufficient IP Event Proceeds to pay any or all of the Purchasers hereunder.

(f)           Notwithstanding anything to the contrary contained herein, any recovery, whether by settlement, award, verdict, judgment or other order, with respect to an IP Event (including, without limitation, all IP Event Proceeds) shall be paid directly to HHR’s escrow account and disbursed according to the terms of this Agreement.  In the event of a dispute among any of the Purchasers, or between any Loan Party and any of the Purchasers or any other Person entitled to receive any payment pursuant to Section 8.1(a) or 8.1(b), as applicable, as to the amount to be disbursed in connection with any such settlement, award, verdict, judgment or other order, the portion of such amount in dispute will be transferred by HHR to a different escrow account until the parties resolve their dispute.

(g)           In calculating the amount payable on account of any percentage of IP Event Proceeds or Net IP Event Proceeds payable to any Person pursuant to any clause in Section 8.1(a) or 8.1(b), as applicable, the amount of IP Event Proceeds or Net IP Event Proceeds (as the case may be) utilized in such calculation shall be reduced by the amount of any payments made pursuant to any preceding clause in Section 8.1(a) or 8.1(b), as applicable, that were not calculated on the basis of a percentage or other portion of IP Event Proceeds or Net IP Event Proceeds.

8.2           Subordination.  Each of the Creditors hereby agrees that all Obligations of the Loan Parties in respect of the 2007/2008 Notes, the 2009/2010 Notes and the Bardsley Note shall be subordinate and junior in right of payment to (i) all Obligations of the Company in respect of the NW Secured Note and the Secured Notes and (ii) subject to the terms of Section 8.1(d), any obligations of the Company to any Additional Investor and/or under any Additional Note that the Board of Managers of the Company, in its sole discretion, determines should receive priority ahead of the 2007/2008 Purchasers, the 2009/2010 Purchasers and Bardsley, including, without limitation, the payment of principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company or any of its Affiliates whether or not a claim for post-filing interest is allowed or allowable in any such proceeding), fees, charges, expenses, indemnities, reimbursement obligations and all other amounts payable under the NW Secured Note and the Secured Notes or in respect thereof, it being understood and agreed that the NW Secured Note and the Secured Notes shall be entitled to be repaid in full prior to any payments being made by any Loan Party in respect of the 2007/2008 Notes, the 2009/2010 Notes or the Bardsley Note; provided, however, that the right, title and interest of the January 2010 Purchasers in the Net Proceeds (as such term is defined in the Replacement January 2010 Notes) of the Whittle Settlement pursuant to the Replacement January 2010 Notes shall not be subordinated or junior in right of payment to the Obligations of the Company in respect of the NW Secured Note and the Secured Notes.

8.3           Mandatory Prepayment.  Upon the recovery or receipt by Gabriel and/or the Company of any IP Event Proceeds in connection with the occurrence of an IP Event, the Company agrees to make a prepayment with respect to the outstanding Obligations and other liabilities set forth in Section 8.1(a) or 8.1(b), as applicable, in an amount equal to 100% of the IP Event Proceeds recovered or received by Gabriel and/or the Company in connection with such IP Event, which amounts shall be allocated pursuant to Section 8.1 hereof.

Section 9.                      Representations and Warranties of the Loan Parties.

Each Loan Party hereby represents and warrants to the Purchasers as follows:

9.1           Organization.

Such Loan Party is duly organized, validly existing and in good standing under the laws of the State of its organization and has all requisite corporate or limited liability company power and authority (as applicable) to own, lease and operate its respective properties and other assets and to carry on its business as presently conducted and as presently proposed to be conducted.

9.2           Authorization of Agreement, Etc.

The execution, delivery and performance by each Loan Party of this Agreement and each other Financing Document to which it is, or is to be, a party have been duly authorized by all requisite action (limited liability company, corporate or otherwise) by such Loan Party.  Each of this Agreement and the other Financing Documents to which such Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

9.3           No Conflicts.

The execution, delivery and performance by each Loan Party of this Agreement and the other Financing Documents to which such Loan Party is, or is to be, a party and, in the case of the Company, the issuance, sale and delivery of the Notes, and compliance with the provisions hereof by the Loan Parties, will not (i) violate any provision of law, statute, rule or regulation (whether foreign or domestic) applicable to such Loan Party (assuming that the representations and warranties of the Purchasers set forth in Section 10 hereof are true and correct) or any ruling, writ, injunction, order, license, permit, judgment or decree of any court, arbitrator, administrative agency or other Governmental Authority (whether foreign or domestic) applicable to such Loan Party or any of its respective properties or assets or (ii) except as disclosed in Schedule 9.3, conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Lien (other than pursuant to Section 7 hereof) upon any of the properties or assets of such Loan Party under, the articles of organization, certificate of incorporation, limited liability company operating agreement, by-laws or other organizational documents of such Loan Party or any contract or other agreement or instrument to which such Loan Party is a party or otherwise binding on it.

9.4           Approvals.

No permit, authorization, order, consent or approval of or by, or notification of or registration, qualification, designation or filing with, any Person (governmental or private) is required on the part of any Loan Party in connection with the execution, delivery or performance of the Financing Documents and, in the case of the Company, the offer, issuance, sale and delivery of the Notes.

9.5           Authorization of Shares.

The issuance, sale and delivery by Gabriel of the shares of common stock, par value $0.001, of Gabriel that may be issued by Gabriel upon the exercise of any Replacement Warrants by the applicable 2007/2008 Purchasers have been duly authorized by all requisite corporate action of Gabriel and, when issued, will be validly issued and outstanding, fully paid and nonassessable and not subject to preemptive or any other similar rights of the shareholders of Gabriel or others.

9.6           Orders.

No Loan Party nor any of its respective assets or properties is subject to any ruling, writ, injunction, order, judgment or decree (“Orders”) of any court, arbitrator, administrative agency, Governmental Authority or regulatory organization which, individually or together with other Orders, could reasonably be expected to have a Material Adverse Effect.

9.7           Subsidiaries.

Schedule 9.7 sets forth all of the Subsidiaries of each Loan Party that exist as of the date of the Closing.

9.8           Use of Proceeds.

The Company will use the proceeds from the issuance of the Notes for the operation of the Company (including, without limitation, the payment of fees and expenses in connection with the Qualcomm Dispute), as approved by the officers of the Company or the Board of Managers of the Company, or both, but without any approval or veto right by any Purchaser, provided that all proceeds from the issuance and sale of the Secured Notes will be used by the Company as set forth in the Recitals to this Agreement.

Section 10.                      Purchaser Representations.

Each Purchaser hereby individually represents and warrants (as to itself only and not as to any other Purchaser) to the Loan Parties as follows:

(a)           Such Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Such Purchaser and its advisors, if any, have had an opportunity (i) to ask questions of and receive answers from authorized representatives of the Loan Parties and (ii) to review any relevant documents and records concerning the business, properties, prospects, litigation matters and financial condition of the Loan Parties (including, without limitation, information relating to the Qualcomm Dispute) and the terms and conditions of the investment in the Notes to be purchased by such Purchaser hereunder (provided, that Gary D. Elliston is not making the representation and warranty in this clause (ii)), and any such questions have been answered to the full satisfaction of such Purchaser.

(c)           Such Purchaser has reviewed its, his or her (as the case may be) financial condition and commitments, alone and together with such Purchaser’s advisors, and, based on such review, such Purchaser is satisfied that (i) such Purchaser has adequate means of providing for such Purchaser’s financial needs and possible contingencies and has assets or sources of income which, taken together, are more than sufficient so that such Purchaser could bear the risk of loss of the entire investment in the Notes, (ii) such Purchaser has no present or contemplated future need to dispose of all or any portion of the Notes to satisfy any existing or contemplated undertaking, need, or indebtedness, and (iii) such Purchaser is capable of bearing the economic risk of an investment in the Notes for the indefinite future.

(d)           The Notes to be purchased by such Purchaser will be acquired for its own account for investment and not with a view toward subdivision, resale or redistribution thereof in a manner prohibited under the Securities Act or applicable foreign or state securities laws, and such Purchaser does not presently have any reason to anticipate any change in its circumstances or other particular occasion or event that would cause such Purchaser to sell such Notes.

(e)           It has been called to the attention of such Purchaser in connection with such Purchaser’s investment in the applicable Loan Party that (i) such investment is highly speculative in nature and involves a high degree of risk; (ii) repayment of the Obligations by the Loan Parties is solely and exclusively dependent on the final determination of the Qualcomm Dispute; and (iii) the Loan Parties have limited assets and a limited operating history.  The Purchasers acknowledge that the final resolution of all litigation, including the Qualcomm Dispute, is subject to many factors and, accordingly, is extremely speculative in nature, regardless of the relative positions and merits of each party’s claims or causes of action in such litigation.  Such Purchaser acknowledges that (A) no Loan Party, and nor officer, director, attorney, advisor, representative or agent of any Loan Party, has made any  representations or warranties as to the outcome or determination of the Qualcomm Dispute or any possible settlement thereof, and (ii) the Loan Parties may not receive or be awarded any IP Event Proceeds or any other amounts in connection with the Qualcomm Dispute, which may result in the inability of the Loan Parties to pay any of the Obligations.

(f)           Such Purchaser has been advised that (i) there is no public market for any of the Notes or any other Securities of the Company and there may not be in the future any public market for the Notes or such other Securities, (ii) it may not be possible readily to liquidate an investment in any Notes or other Securities of the Company, (iii) the Notes cannot be resold without either registration under the Securities Act and under applicable state securities laws or an applicable exemption therefrom, and (iv) the Loan Parties have no present intention of registering any of the Notes or any other Securities of the Company under the Securities Act.

(g)           Such Purchaser understands that the Notes that may be issued or sold to such Purchaser will not have been registered under the Securities Act or any state securities law by reason of specific exemptions under the provisions thereof which depend in part upon the other representations and warranties made by such Purchaser in this Agreement, including such Purchaser’s state of residency indicated on the signature page of such Purchaser’s Accredited Investor Questionnaire.  Such Purchaser understands that the Loan Parties and their respective officers, directors, employees and agents are relying upon such Purchaser’s representations and warranties contained in this Agreement for the purpose of determining whether this transaction meets the requirements for such exemptions.  Each Purchaser agrees to indemnify the Loan Parties from any and all claims, losses, damages and expenses (including, without limitation, attorneys’ fees and disbursements) arising out of any alleged material breach of this Agreement by such Purchaser or material inaccuracy of any representation or warranty by such Purchaser.

(h)           If such Purchaser is an entity, the execution, delivery and performance by such Purchaser of this Agreement have been duly authorized by all requisite action (limited liability company, corporate, partnership or otherwise) by such Purchaser.

(i)           This Agreement has been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(j)           If such Purchaser is an entity, it is duly organized, validly existing and in good standing under the laws of the State of its organization and has all requisite corporate, partnership or limited liability company power and authority (as applicable) to own, lease and operate its respective properties and other assets, to carry on its business as presently conducted and as presently proposed to be conducted, and to enter into this Agreement and to perform its obligations hereunder.

(k)            In the case of a Purchaser who is an individual, such Purchaser is a natural person and has the legal capacity to enter into this Agreement and to perform his or her obligations hereunder.

(l)            Such Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

(m)           Such Purchaser has delivered to the Loan Parties a completed accredited investor questionnaire, substantially in the form of Exhibit H hereto (an “Accredited Investor Questionnaire”), duly executed by such Purchaser, the statements in which are true and correct.

(n)            The Loan Parties have offered to sell Secured Notes to such Purchaser and such Purchaser (other than Gary D. Elliston) has had an opportunity (i) to review any relevant documents and records concerning the terms and conditions of any investment in the Secured Notes, (ii) to ask questions of and receive answers from authorized representatives of the Loan Parties regarding the Secured Notes (which questions have been answered to the full satisfaction of the Purchaser) and (ii) to purchase Secured Notes hereunder.

Section 11.                      Affirmative Covenants.

Each Loan Party covenants that so long as any of the Notes or any Obligations are outstanding:

11.1           Maintenance of Existence.

Each Loan Party will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business.  Gabriel shall maintain ownership, directly or indirectly, of 100% of the limited liability company membership interests of the Company.

11.2           Books and Records; Inspection Rights.

Each Loan Party will, and will cause each of its Subsidiaries to, keep proper books of record and account in which entries are made of all dealings and transactions in relation to its business and activities, all in accordance with customary and prudent business practices.  Each Loan Party will, and will cause each of its Subsidiaries to, permit any representatives designated by any Secured Purchaser, upon reasonable prior notice, to visit and inspect its properties, and, subject to contractual or statutory limitations regarding confidential or proprietary information, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers, all at such reasonable times and as often as reasonably requested, but in any such case, only to the extent reasonably necessary to confirm the Loan Parties’ compliance with Section 9.9 hereof.

11.3           Compliance with Laws.

Each Loan Party will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including, without limitation, ERISA and environmental laws), except (i) as set forth in Schedule 11.3 or (ii) where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

11.4           Notice of Default.

The Company shall furnish to the Purchasers within five (5) Business Days after the occurrence of any Default or Event of Default continuing on the date of such statement, a statement of a Senior Financial Officer of the Company setting forth the details of such Default or Event of Default and any action taken or proposed to be taken with respect thereto.

11.5           Information Requests.

Each Loan Party shall deliver to each Purchaser such other documents, notices or information relating to this Agreement, the other Financing Documents or the transactions contemplated hereby or thereby as such Purchaser may from time to time reasonably request in writing.

Section 12.                      Negative Covenants.

Each Loan Party covenants that so long as any of the Notes or any Obligations are outstanding:

12.1           Merger, Consolidation, etc.

No Loan Party shall consolidate with or merge with or into any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of related transactions to any Person, except to any Person (including, without limitation, any newly-formed, wholly-owned Subsidiary of such Loan Party) that assumes all of such Loan Party’s obligations under this Agreement and the other Financing Documents to which it is a party.

12.2           Limitation on Formation and Acquisition of Subsidiaries.

No Loan Party shall, without the prior written consent of the Required Holders (such consent not to be unreasonably withheld or delayed), form, create or acquire any direct or indirect Subsidiary, except in connection with any transaction permitted by Section 12.1 hereof.

12.3           Liens.

The Company shall not create or incur any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for the Lien in favor of the Secured Purchasers pursuant to Section 7 hereof.

Section 13.                      Events of Default; Remedies.

(a)           Events of Default.  The occurrence of any of the following events shall constitute an “Event of Default” with respect to the applicable Loan Party:

(i)             failure of such Loan Party to pay any principal, interest or other amount due under any Financing Document to which it is a party when due, whether at stated maturity, by declaration, acceleration or otherwise; or

(ii)            failure of such Loan Party to perform or observe any other term, covenant or agreement to be performed or observed by it pursuant to any Financing Document to which it is a party, and such failure continues unremedied for 30 days after notice thereof from the Required Holders; or

(iii)           any representation or warranty made by such Loan Party in connection with this Agreement shall prove to have been false in any material respect when made; or

(iv)           (A) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of such Loan Party in an involuntary case under Title 11 of the United States Code entitled “Bankruptcy” (as now and hereinafter in effect, or any successor thereto, the “Bankruptcy Code”) or any other applicable bankruptcy, insolvency or other similar law now or hereafter in effect, whether domestic or foreign, which decree or order is not stayed; or any other similar relief shall be granted under any applicable law; or (B) an involuntary case shall be commenced against such Loan Party under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over such Loan Party or over all or a substantial part of its property shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of such Loan Party for all or a substantial part of its property shall have occurred; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of such Loan Party, and, in the case of any event described in this Section 13(a)(iv), such event shall have continued for 180 days without being dismissed, bonded or discharged; or

(v)           an order for relief shall be entered with respect to such Loan Party or such Loan Party shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or such Loan Party shall make an assignment for the benefit of creditors; or the Board of Directors or Board of Managers (as applicable) of such Loan Party (or any committee thereof) shall adopt any resolution or otherwise authorize action to approve any of the foregoing.

(b)           Remedies.  Upon the occurrence of any Event of Default with respect o any Loan Party specified in Section 13(a)(iv) or 13(a)(v) above, the principal amount of the Notes, together with accrued interest thereon, shall become immediately due and payable, without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Loan Parties).  Upon the occurrence and during the continuance of any other Event of Default with respect to any Loan Party, the holder of any Note may, by written notice to the Company, declare the principal amount of such Note, together with accrued interest thereon, to be due and payable, and the principal amount of such Note together with such interest shall thereupon immediately become due and payable without presentment, further notice, protest or other requirements of any kind (all of which are hereby expressly waived by each Loan Party).

Section 14.                      Parties in Interest; Assignment of Notes.

(a)           This Agreement shall be binding upon and inure to the benefit of the Company, Gabriel, each Purchaser and their respective heirs, executors, representatives, beneficiaries and permitted successors and assigns; provided, that (i) none of the Purchasers may assign any of its respective rights or obligations under this Agreement without the prior written consent of the Loan Parties, and (ii) no Loan Party may assign any of its rights or obligations under this Agreement without the prior written consent of all of the Purchasers (and any such assignment without such consent shall be null and void ab initio).

(b)           Except with the prior written consent of the Company, no Purchaser may sell, assign, transfer, pledge or otherwise dispose of any interest in any of the Notes purchased by such Purchaser, either voluntarily, involuntarily or by operation of law.

Section 15.                      Entire Agreement.

This Agreement, the other Financing Documents and the other writings and agreements referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties, written or oral, with respect thereto.  This Agreement shall replace and supersede in its entirety each Original Note Purchase Agreement.

Section 16.                      Severability.

If any provision of this Agreement or portion thereof is held invalid, illegal, void or unenforceable by reason of any rule of law, administrative or judicial provision or public policy, all other provisions of this Agreement, and portions thereof, shall nevertheless remain in full force and effect and this Agreement will be reformed, construed and enforced as if such invalid, illegal, void or unenforceable provision or portion thereof had never been contained herein.

Section 17.                      Survival.

The representations, warranties and covenants of each Loan Party and the Purchasers set forth in this Agreement shall survive the purchase and sale of the Notes hereunder indefinitely.

Section 18.                      Notices.

All notices, requests, demands and other communications provided for hereunder and under the other Financing Documents shall be in writing (including, without limitation, facsimile communication) and mailed, telecopied or delivered as follows:

(a)           If to the Company, to:

Trace Technologies, LLC
273 Green Street, Suite 4
San Francisco, California 94133
Attention: George Tingo, Jr.

with copies to:

TroyGould PC
1801 Century Park East, Suite 1600
Los Angeles, California  90067
Attention:  Dale E. Short, Esq.
Fax:  (310) 201-4746

(b)           If to Gabriel, to:

Gabriel Technologies Corporation
273 Green Street, Suite 4
San Francisco, California 94133
Attention: George Tingo, Jr.

with copies to:

TroyGould PC
1801 Century Park East, Suite 1600
Los Angeles, California  90067
Attention:  Dale E. Short, Esq.
Fax:  (310) 201-4746

(c)           if to a Purchaser, to the address of such Purchaser set forth on the applicable Annex hereto;

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties.  Each such notice, request, demand or other communication shall be effective (A) if given by facsimile transmission, when transmitted to the telecopy number referred to in this Section and confirmation of receipt is received, (B) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (C) if given by any other means, when delivered at the address specified in or pursuant to this Section. Without limitation of the foregoing, a notice, request, demand or other written communication to a Loan Party shall not be effective unless a copy of such notice, request, demand or communication is also delivered to TroyGould PC in the manner set forth above.

Section 19.                      Amendments.

This Agreement may not be modified or amended, or any of the provisions hereof waived, except by written agreement of the Loan Parties, the Required Holders, HHR (solely as to Sections 3, 7, 8, 10 and 19, and any related terms used therein) and the holders of greater than 50% of the aggregate principal amount of the NW Secured Note and the Secured Notes; provided that any modification, amendment or waiver that affects the rights of a particular Purchaser hereunder in a manner materially different than the rights of all other Purchasers hereunder shall require the prior written consent of such Purchaser.

Section 20.                      Counterparts.

This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

Section 21.                      Execution by Facsimile or Other Electronic Transmission.

This Agreement may be executed as facsimile originals or by other electronic (including, without limitation, “PDF”) transmission and each copy of this Agreement bearing the facsimile or other electronically-transmitted signature of the authorized representatives of each of the parties shall be deemed to be an original.

Section 22.                      Headings.

The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 23.                      Governing Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 24.                      Jurisdiction and Process.

(a)           Each party hereto irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Notes or any other Financing Document.  To the fullest extent permitted by applicable law, each party hereto irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)           Each party hereto consents to process being served by or on behalf of any Purchaser or any other party hereto in any suit, action or proceeding of the nature referred to in Section 24(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 hereof or at such other address of which such party shall then have been notified pursuant to said Section.  Each party hereto agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)           Nothing in this Section 24 shall affect the right of any Purchaser to serve process in any manner permitted by law, or limit any right that the Purchasers may have to bring proceedings against any Loan Party in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

Section 25.                      WAIVER OF JURY TRIAL.

EACH OF THE COMPANY, GABRIEL AND THE PURCHASERS HEREBY WAIVES TRIAL BY JURY IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR THEREOF.

Section 26.                      Expenses.

All legal, due diligence and other costs and expenses incurred by each Purchaser in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Financing Documents and (ii) the transactions contemplated hereby and thereby, shall be for the account of such Purchaser, and no Loan Party shall be responsible for paying any such costs or expenses.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or any other Financing Document, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

Section 27.                      Reliance and Benefit.

This Agreement is intended for the sole and exclusive benefit of the parties hereto and is not intended to confer any benefit upon any other Person whatsoever.  Except for the parties hereto, no other Person shall have any right to rely upon this Agreement for any purpose whatsoever.

Section 28.                      No Presumption.

The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  If any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

Section 29.                      Remedies.

The parties hereto will be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may in his, her or its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

Section 30.                      No Waiver of Remedies.

No failure on the part of the Company, Gabriel or any Purchaser to exercise, and no delay in exercising, any right hereunder or under any other Financing Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 31.                      Waiver of Conflicts.  Each party to this Agreement acknowledges that HHR, legal counsel for the Company and Gabriel, has in the past performed and may continue in the future to perform legal services for the Company and Gabriel and their affiliates and related entities, in matters unrelated to the transactions contemplated by this Agreement.  Each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledges that with respect to the transactions contemplated herein, HHR has represented the Company and Gabriel and not any Purchaser; and (c) gives its informed consent to HHR’s representation of the Company and Gabriel in the transactions contemplated by this Agreement, subject to applicable ethical rules.

Section 32.                      Additional Information.

Each Purchaser agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and regulations to which the Company or Gabriel is subject and in order to verify any of the information provided by or representations made by such Purchaser to the Company or Gabriel, as the case may be.  Each party hereto agrees that all information and documents made available on or through Gabriel’s website at www.gabrieltechnologies.com shall be deemed to be “publicly available.”  No Loan Party makes any representation or warranty with respect to any such information or documents.

*    *    *    *    *

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first written above.

TRACE TECHNOLOGIES, LLC

By:	/s/ George Tingo, Jr.
Name: George Tingo, Jr.
Title: Manager

GABRIEL TECHNOLOGIES CORPORATION

By:	/s/ George Tingo, Jr.
Name: George Tingo, Jr.
Title: President and Chief Executive Officer

HUGHES HUBBARD & REED LLP, solely as to Sections 7, 8 and, as applicable, 19 through 29 of this Agreement

By:	/s/ James Modlin
Name: James Modlin
Title: Partner

AGREED TO AND ACCEPTED: NORTH WATER INTELLECTUAL PROPERTY FUND L.P. 3A

By:	North Water IP3 GP Inc.
Its: General Partner

By:	/s/ Jonathan Piurko
Name: Jonathan Piurko
Title: Managing Partner and Chief Legal Officer

By:	/s/ Daniel Mills
Name: Daniel Mills
Title: Managing Director

AGREED TO AND ACCEPTED BY:

David B. Clark
Name of Purchaser (Please print)

By:	/s/ David B. Clark
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Gary D. Elliston
Name of Purchaser (Please print)

By:	/s/ Gary D. Elliston
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

John Hall
Name of Purchaser (Please print)

By:	/s/ John Hall
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Rosemary Williams
Name of Purchaser (Please print)

By:	/s/ Rosemary Williams
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Robert Lamse
Name of Purchaser (Please print)

By:	/s/ Robert Lamse
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Christopher P. Manning
Name of Purchaser (Please print)

By:	/s/ Christopher P. Manning
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Louis Rotella III
Name of Purchaser (Please print)

By:	/s/ Louis Rotella III
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

R.C. Buford
Name of Purchaser (Please print)

By: /s/ R.C. Buford
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Jack B. Manning
Name of Purchaser (Please print)

By: /s/ Jack B. Manning
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

J. Douglas Rippeto
Name of Purchaser (Please print)

By: /s/ J. Douglas Rippeto
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Stephen D. Moore
Name of Purchaser (Please print)

By: /s/ Stephen D. Moore
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Russell Walker
Name of Purchaser (Please print)

By: /s/ Russell Walker
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Clifford Holloway
Name of Purchaser (Please print)

By: /s/ Clifford Holloway
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Craig Bardsley
Name of Purchaser (Please print)

By: /s/ Craig Bardsley
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Chris Zerbe
Name of Purchaser (Please print)

By: /s/ Chris Zerbe
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Meridian Investors
Name of Purchaser (Please print)

By: /s/ Robert Lauer /s/ Harve Newlin
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Robert Lauer and Harve Newlin
Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Dan Robison
Name of Purchaser (Please print)

By: /s/ Dan Robison
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Robert F. Vickers
Name of Purchaser (Please print)

By: /s/ Robert F. Vickers
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Mark A. Gake
Name of Purchaser (Please print)

By: /s/ Mark A. Gake
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Stan Hoehn
Name of Purchaser (Please print)

By: /s/ Stan Hoehn
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Lawrence M. Oquendo
Name of Purchaser (Please print)

By: /s/ Lawrence M. Oquendo
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Greg J. Valencia
Name of Purchaser (Please print)

By: /s/ Greg J. Valencia
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Mary Camille Worrell
Name of Purchaser (Please print)

By: /s/ Mary Camille Worrell
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Roger Lau
Name of Purchaser (Please print)

By: /s/ Roger Lau
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Lyle C. Bardsley and Shirley Ann Bardsley
Name of Purchaser (Please print)

By: /s/ Lyle C. Bardsley and Shirley Ann Bardsley
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Eric A. Clarke
Name of Purchaser (Please print)

By: /s/ Eric A. Clarke
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Steven D. Clarke and Freda L. Clarke
Name of Purchaser (Please print)

By: /s/ Steven D. Clarke and Freda L. Clarke
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

DVQ, LLC
Name of Purchaser (Please print)

By: /s/ Thomas P. Lawler
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Thomas P. Lawler, Manager
Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Paul E. Hamilton
Name of Purchaser (Please print)

By: /s/ Paul E. Hamilton
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Lance Harshbarger
Name of Purchaser (Please print)

By: /s/ Lance Harshbarger
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Brian Gay
Name of Purchaser (Please print)

By: /s/ Brian Gay
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Barry Nelson
Name of Purchaser (Please print)

By: /s/ Barry Nelson
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Harve Newlin
Name of Purchaser (Please print)

By: /s/ Harve Newlin
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Mary Joan Newlin
Name of Purchaser (Please print)

By: /s/ Mary Joan Newlin
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Harold J. Nicholson
Name of Purchaser (Please print)

By: /s/ Harold J. Nicholson
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Karen Piccinini
Name of Purchaser (Please print)

By: /s/ Karen Piccinini
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Richard T. Radcliffe
Name of Purchaser (Please print)

By: /s/ Richard T. Radcliffe
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Michelle Bloom Suddleson and Todd J. Suddleson
Name of Purchaser (Please print)

By: /s/ Michelle Bloom Suddleson and Todd J. Suddleson
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Annette Justice
Name of Purchaser (Please print)

By: /s/ Annette Justice
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Sterling Trust Company, Custodian for the benefit of David Allen Wimmer
Name of Purchaser (Please print)

By: /s/ David Allen Wimmer
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

David Allen Wimmer
Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Ann S. Tuttle Revocable Trust Dated June 25, 2002
Name of Purchaser (Please print)

By: /s/ L. Mills Tuttle and Ann S. Tuttle
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

L. Mills Tuttle and Ann S. Tuttle, co-trustees
Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Ted Tryba
Name of Purchaser (Please print)

By: /s/ Ted Tryba
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Brent Schwarzrock
Name of Purchaser (Please print)

By: /s/ Brent Schwarzrock
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)

AGREED TO AND ACCEPTED BY:

Brent Schwarzrock
Name of Purchaser (Please print)

By: /s/ Brent Schwarzrock
Signature of Purchaser (if Purchaser is an individual) or Authorized Purchaser Representative (if Purchaser is an entity)

Name of Authorized Representative, if any (Please print)